Russell Investment Funds Prospectus

RUSSELL INVESTMENT FUNDS

Supplement dated September 14, 2017 to

PROSPECTUS DATED MAY 1, 2017

I.  INTERNATIONAL DEVELOPED MARKETS FUND RISK/RETURN SUMMARY: Effective January 1, 2018, RIM will change the Fund’s primary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). RIM believes that the MSCI World ex USA Index (net of tax on dividends from foreign holdings) is an appropriate benchmark which currently best represents the investable global and international equity markets.

36-08-595

LifePoints Funds, Variable Target Portfolio Series Prospectus

RUSSELL INVESTMENT FUNDS

Supplement dated September 14, 2017 to

PROSPECTUS DATED May 1, 2017

I.  RISK/RETURN SUMMARY FOR BALANCED STRATEGY FUND, GROWTH STRATEGY FUND AND EQUITY GROWTH STRATEGY FUND: Effective January 1, 2018, RIM will change each Fund’s secondary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). RIM believes that the MSCI World ex USA Index (net of tax on dividends from foreign holdings) is an appropriate benchmark which currently best represents the investable global and international equity markets.

36-08-598

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated September 14, 2017 to

BALANCED STRATEGY FUND

GROWTH STRATEGY FUND

EQUITY GROWTH STRATEGY FUND

SUMMARY PROSPECTUS DATED May 1, 2017,

As supplemented September 14, 2017

I.  SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund’s Prospectus and SAI, both dated May 1, 2017, as supplemented through September 14, 2017, and the Fund’s most recent shareholder report, dated June 30, 2017, are all incorporated by reference into this Summary Prospectus.

II.  PERFORMANCE: The following is added at the end of the second paragraph in the sub-section entitled “Performance” in the Summary Prospectus:

Effective January 1, 2018, RIM will change the Fund’s secondary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). RIM believes that the MSCI World ex USA Index (net of tax on dividends from foreign holdings) more accurately provides a means to compare the Fund’s average annual total returns to a benchmark that currently best represents the investable global and international equity markets.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated September 14, 2017 to

INTERNATIONAL DEVELOPED MARKETS FUND

SUMMARY PROSPECTUS DATED May 1, 2017,

As supplemented September 14, 2017

I.  SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund’s Prospectus and SAI, both dated May 1, 2017, as supplemented through September 14, 2017, and the Fund’s most recent shareholder report, dated June 30, 2017, are all incorporated by reference into this Summary Prospectus.

II.  PERFORMANCE: The following is added at the end of the second paragraph in the sub-section entitled “Performance” in the Summary Prospectus:

Effective January 1, 2018, RIM will change the Fund’s primary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). RIM believes that the MSCI World ex USA Index (net of tax on dividends from foreign holdings) more accurately provides a means to compare the Fund’s average annual total returns to a benchmark that currently best represents the investable global and international equity markets.

RUSSELL INVESTMENT FUNDS
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone (800) 972-0700
STATEMENT OF ADDITIONAL INFORMATION
Non-Funds of Funds
May 1, 2017, as supplemented through September 14, 2017
Russell Investment Funds (“RIF”) is a single legal entity organized as a Massachusetts business trust. RIF operates under the laws of the Commonwealth of Massachusetts. RIF has nine investment portfolios, referred to as “Funds.” RIF offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
The Funds serve as the investment base for a variety of insurance products (the “Policies”) to be issued by one or more insurance companies (each referred to herein as an “Insurance Company”).
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds’ Prospectus dated May 1, 2017 and any supplements thereto, which may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds’ Annual Reports to Shareholders for the year ended December 31, 2016. Copies of the Funds’ Annual Report accompany this SAI.
As of the date of this SAI, RIF is comprised of nine Funds. Five of those Funds are described in this SAI.
Fund	Ticker
U.S. Strategic Equity Fund[1]	RIFAX
U.S. Small Cap Equity Fund[2]	RIFBX
Global Real Estate Securities Fund	RIFSX
International Developed Markets Fund[3]	RIFCX
Strategic Bond Fund[4]	RIFDX
[1]	Prior to May 1, 2017, the name of the fund was the Multi-Style Equity Fund.
[2]	Prior to May 1, 2017, the name of the fund was the Aggressive Equity Fund.
[3]	Prior to May 1, 2017, the name of the fund was the Non-U.S. Fund.
[4]	Prior to May 1, 2017, the name of the fund was the Core Bond Fund.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIF was originally organized as a Maryland corporation and, on July 11, 1996, was reorganized as a Massachusetts business trust.
RIF is currently organized and operating under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIF or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIF or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIF is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIF is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio - a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIF or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
Under the Master Trust Agreement, the RIF Funds are authorized to issue Shares of beneficial interest in one or more classes. The Funds do not presently offer Shares in multiple classes, although they may do so in the future.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds’ investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). The Funds divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM.
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Funds are not subject to registration or regulation as commodity pool operators under the CEA.  In order to maintain the exclusion, each Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion.  In the event that a Fund engages in transactions that require registration as a commodity pool operator in the future, the Fund will comply with applicable regulations with respect to that Fund.   If a Fund registers as a commodity pool operator and operates subject to Commodity Futures Trading Commission (“CFTC”) regulation, it may incur additional expenses.
Under the terms of an exemptive order received by RIF from the SEC, Shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity policies. RIF’s Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.
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SHAREHOLDER MEETINGS.
RIF will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIF's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each Share of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund, only Shares of that Fund are entitled to vote. There are no cumulative voting rights.
In connection with an exemptive order which RIF received from the SEC, it has committed to a “pass-through” voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by policyholders, and to cast votes for which it has not received voting instructions from policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIF, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIF Shares outstanding. Insurance Companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder “controls” RIF. For a list of shareholders owning 5% or more of the voting Shares of any Fund or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIF and does not manage operations on a day-to-day basis. The officers of RIF, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIF management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIF management, monitoring or evaluating the performance of the Funds' service providers, including RIM, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with RIF's independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIM and the money managers.
The Trustees are responsible generally for overseeing the management and operations of RIF. The Trustees and RIF’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which RIF or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to RIF’s registration statement, nor any other communications or disclosure documents from or on behalf of RIF creates a contract between a shareholder of a Fund and: (i) RIF; (ii) a Fund; (iii) a service provider to RIF or a Fund; and/or (iv) the Trustees or officers of RIF.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIF Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
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The Trustees and officers of the Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest principally in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of eight Trustees, one of whom, Mark Spina, is an Interested Trustee. Mark Spina is an officer of RIF and, thus classified as an Interested Trustee. There are seven Independent Trustees, including Kristianne Blake, who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds' operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds' management (including the Funds' portfolio managers), the Funds' Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds' investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds' senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds' senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds' independent public accounting firm to review, among other things, reports on the Funds' internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds' share classes, the Funds' distribution arrangements and the Funds' manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIF's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds' financial statements, (b) RIF's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIF's independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIF's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIF's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIF's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIF's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for RIF, (ii) all audit services provided to RIM, or any affiliate thereof that provides ongoing services to RIF, relating to the operations and financial reporting of RIF, and (iii) all non-audit services relating to the operations and financial reporting of RIF, provided to RIM, or any affiliate thereof that provides
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ongoing services to RIF, by any auditors with an ongoing relationship with RIF. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Daniel P. Connealy and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2016, the Audit Committee held six meetings.
RIF's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of RIF, or officer or other representative of RIM, any subadviser to a fund or other service provider to RIF. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Mark Spina, Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Katherine W. Krysty. For the fiscal year ended December 31, 2016, the Investment Committee held four meetings.
RIF's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIF for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of RIF; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2016, the Nominating and Governance Committee held one meeting.
Independent Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIF's officers and employees are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Investments Fund Complex. The Russell Investments Fund Complex consists of RIC, which has 42 funds and RIF, which has nine funds. Each of the Trustees is a trustee of RIC and RIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth
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individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Spina has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Mr. Spina is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Mark Spina# Born June 8, 1970 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2017 • Trustee since 2017	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC and RIF • Chairman of the Board, President, Russell Investments Financial Services, LLC (“RIFIS”) • Chairman of the Board, Russell Investments Fund Services, LLC (“RIFUS”) • Director, RIM • From 2015-2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor • From 2008-2015, Head of Intermediary Distribution, Voya Investment Management	51	• None
*	Each Trustee is subject to mandatory retirement at age 75.
#	Mr. Spina is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)	51	• Director, Avista Corp (electric utilities)
• Until June 30, 2014, Director, Ecova (total energy and sustainability management)
• Until December 31, 2013, Trustee, Principal Investors Funds (investment company)
• Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)
• From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Audit Committee since 2017	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	51	• Trustee and Chairperson of Select Sector SPDR Funds (investment company)
• From August 2012 through May 2016, Trustee, ALPS Series Trust (investment company)
• Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011,Vice Chairman of the Board, Simpson Investment Company (paper and forest products)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
*	Each Trustee is subject to mandatory retirement at age 75.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, RIM	51	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Mark Spina Born June 8, 1970 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2017	Until successor is chosen and qualified by Trustees	• President and Chief Executive Officer, RIC and RIF
• Chairman of the Board, President, RIFIS
• Chairman of the Board, RIFUS
• Director, RIM
• From 2015 to 2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor
• From 2008 to 2015, Head of Intermediary Distribution, Voya Investment Management
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RIFUS • 2011 to 2016, Chief Compliance Officer, U.S. One, LLC
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer, Chief Accounting Officer and Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees	• Global Head of Fund Services, Russell Investments
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
• Director and President, RIFUS
• Director, RIM, Russell Investments Trust Company (“RITC”) and RIFIS
• President and Chief Executive Officer, RIC and RIF, June 2016 to June 2017
• October 2011 to December 2013, Head of North America Operations, Russell Investments
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2013	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC and RIF
• Chairman of the Board and President, RIM
• Director, RITC, Russell Investments Implementation Services, LLC and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments
• Secretary, RIM, RIFUS and RIFIS
• Secretary and Chief Legal Officer, RIC and RIF
• Assistant Secretary, Russell Investments Insurance Agency, LLC (“RIIA”) (insurance agency) and U.S. One, LLC
Trustee Compensation Table
For The Fiscal Year Ended December 31, 2016
	AGGREGATE COMPENSATION FROM RIF	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIF EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIF AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Mark Spina*	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$14,707	$0	$0	$196,000
Kristianne Blake	$20,812	$0	$0	$276,750
Cheryl Burgermeister	$14,707	$0	$0	$196,000
Daniel P. Connealy	$13,996	$0	$0	$186,500
Katherine W. Krysty	$14,456	$0	$0	$192,500
Raymond P. Tennison, Jr.	$15,613	$0	$0	$208,000
Jack R. Thompson	$15,514	$0	$0	$206,500
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2016
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEES
Mark Spina*	None	None
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	Over $100,000
Kristianne Blake	None	Over $100,000
Cheryl Burgermeister	None	Over $100,000
Daniel P. Connealy	None	Over $100,000
Katherine W. Krysty	None	$10,001 - $50,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
TRUSTEE EMERITUS
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	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
George F. Russell, Jr.	None	None

* Mr. Spina was elected to the Board of Trustees effective June 1, 2017. Information provided for Mr. Spina is as of June 1, 2017.
Operation Of RIF
SERVICE PROVIDERS.
RIF's principal service providers are:
Adviser	Russell Investment Management, LLC
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC
Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Investments Financial Services, LLC
The Trustees, on behalf of RIF, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of RIF and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds' investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2016, managed over $36.4 billion in 51 mutual fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles created by or from the TA Funds (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (the “Reverence Capital Funds”) indirectly have a significant minority ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg.
For all Funds, subject to the approval of the Funds’ Board, RIM selects, oversees and evaluates the performance results of the Funds’ money managers and allocates a portion of Fund assets among multiple money manager investment strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment.  RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages Fund assets not allocated to discretionary money managers, which include assets managed by RIM to effect a Fund's investment strategies and/or to actively manage the Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIM also manages the portion of Fund assets for which a Fund's non-discretionary money managers provide model portfolios to RIM
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and each Fund’s cash balances. RIM may also manage portions of a Fund during transitions between money managers. RIM, as agent for RIF, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
Each of the Funds pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds:
Fund	Asset Level	Fee
U.S. Strategic Equity Fund	All assets	0.73%
U.S. Small Cap Equity Fund	All assets	0.90%
Global Real Estate Securities Fund	All assets	0.80%
International Developed Markets Fund	All assets	0.90%
Strategic Bond Fund	All assets	0.55%
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee.
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2016, 2015 and 2014, respectively:
	$ Amount Paid			Annual Rate (as a % of average daily net assets)
Fund	2016	2015	2014	2016	2015	2014
U.S. Strategic Equity Fund	$3,210,967	$3,497,189	$3,459,806	0.73%	0.73%	0.73%
U.S. Small Cap Equity Fund	1,906,489	2,171,186	2,215,401	0.90	0.90	0.90
Global Real Estate Securities Fund	6,344,953	6,297,949	5,831,430	0.80	0.80	0.80
International Developed Markets Fund	3,150,430	3,432,745	3,625,169	0.90	0.90	0.90
Strategic Bond Fund	4,787,767	4,757,391	4,342,585	0.55	0.55	0.55
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIF and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.
Current Waivers:
There are no current advisory fee waivers for the Funds.
Past Waivers:
For the U.S. Small Cap Equity Fund, RIM contractually agreed, from May 1, 2012 through April 30, 2015, to waive 0.05% of its 0.90% advisory fee. The total amount of the waivers for the periods ended December 31, 2014 and 2015 was $123,078 and $41,219, respectively. There were no reimbursements for the periods ended December 31, 2014 and 2015. As a result of the waivers, the Fund paid advisory fees of $2,092,324 and $2,129,967 for the fiscal years ended December 31, 2014 and 2015, respectively.
For the International Developed Markets Fund, RIM contractually agreed, from May 1, 2012 through April 30, 2015, to waive 0.05% of its 0.90% advisory fee. The total amount of the waivers for the periods ended December 31, 2014 and 2015 was $201,398 and $64,093, respectively. There were no reimbursements for the periods ended December 31, 2014 and 2015. As a result of the waivers, the Fund paid advisory fees of $3,423,771 and $3,368,652 for the fiscal years ended December 31, 2014 and 2015, respectively.
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For the Strategic Bond Fund, RIM contractually agreed, from May 1, 2012 through April 30, 2015, to waive 0.05% of its 0.55% advisory fee; and RIM contractually agreed, from May 1, 2015 through April 30, 2017, to waive 0.02% of its 0.55% advisory fee. The total amount of the waivers for the periods ended December 31, 2014, 2015 and 2016 was $394,780, $257,554 and $174,101, respectively. There were no reimbursements for the periods ended December 31, 2014, 2015 and 2016. As a result of the waivers, the Fund paid advisory fees of $3,947,804, $4,499,837 and $4,613,666 for the fiscal years ended December 31, 2014, 2015 and 2016, respectively.
From its advisory fees, RIM, as agent for RIF, pays all fees to the money managers for their investment advisory services. The table in the section entitled “Money Managers” sets forth the fees paid to money managers of the Funds. The following table sets forth the advisory fees retained by RIM with respect to the Funds, net of fees paid to the money managers of the Funds but does not reflect RIM advisory fee waivers and expense reimbursements for the fiscal years ended December 31, 2016, 2015 and 2014, respectively:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2016	2015	2014	2016	2015	2014
U.S. Strategic Equity Fund	$2,466,091	$2,643,013	$2,609,653	0.56%	0.55%	0.55%
U.S. Small Cap Equity Fund	1,212,039	1,371,497	1,297,175	0.57	0.57	0.53
Global Real Estate Securities Fund	4,561,651	4,562,578	4,226,017	0.58	0.58	0.58
International Developed Markets Fund	2,337,614	2,495,597	2,626,037	0.67	0.65	0.65
Strategic Bond Fund	4,191,131	4,119,115	3,685,880	0.48	0.48	0.47
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like Russell Investments Financial Services, LLC (the Funds' distributor), is a wholly-owned subsidiary of RIM (the Funds' adviser).
Each of the Funds pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
Each Fund invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee.
The Funds paid RIFUS the following administrative fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
	$ Amount Paid			Annual Rate (as a % of average daily net assets)
Fund	2016	2015	2014	2016	2015	2014
U.S. Strategic Equity Fund	$219,929	$239,534	$236,973	0.05%	0.05%	0.05%
U.S. Small Cap Equity Fund	105,916	120,621	123,078	0.05	0.05	0.05
Global Real Estate Securities Fund	396,559	393,622	364,465	0.05	0.05	0.05
International Developed Markets Fund	175,024	190,708	201,399	0.05	0.05	0.05
Strategic Bond Fund	435,251	432,491	394,781	0.05	0.05	0.05
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the RIF Funds, oversee the Funds' asset allocations and have primary responsibility for the management of the RIF Funds ) are compensated by RIM with salaries, annual incentive awards (paid in cash or awarded as part of a long term incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
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Annual incentive awards for the RIM Managers of the RIF Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
•	Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to senior management approved benchmark indexes and peer groups. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. For each RIF Fund, performance is generally assessed 50% relative to the Fund's primary or secondary index benchmark and 50% relative to the Fund's relevant peer group. In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund. The RIM Manager does not choose the peer group. The peer group assigned by senior management matches the assigned Morningstar peer group for all RIF Funds.
Fund weightings for each RIM Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”) or Managing Director (“MD”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO or MD at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
U.S. Strategic Equity Fund	Russell 1000® Index Morningstar Insurance Fund Large Blend
U.S. Small Cap Equity Fund	Russell 2000® Index Morningstar Insurance Fund Small Blend
Global Real Estate Securities Fund	FTSE EPRA/NAREIT Developed Real Estate Index (net) Morningstar Insurance Fund Global Real Estate
International Developed Markets Fund	Russell Developed ex-US Large Cap Index (net) Morningstar Insurance Fund Foreign Large Blend
Strategic Bond Fund	Bloomberg Barclays U.S. Aggregate Bond Index Morningstar Insurance Fund Intermediate Term Bond
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIM asset class CIOs or MDs. Russell Investments’ compensation committee approves salaries and annual incentive awards after the asset class CIOs’ or MDs' recommendations have been reviewed by the Global Chief Investment Officer.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments Board’s discretion and not based on a static formula.
The long term incentive plan provides key professionals with future cash payments, the value of which is tied to Russell Investments’ financial performance. Awards under the long term incentive plan are based on expected future contribution to the success of Russell Investments. A long term incentive plan award could be part of a RIM Manager’s annual incentive award, which is discretionary. A long term incentive plan award is paid according to a three year vesting schedule from date of grant.
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RIM Managers earning over a specified amount of cash compensation (salary plus annual incentive awards) are eligible to participate in the deferred compensation plan which allows the RIM Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIM Manager.
Equity Securities Beneficially Owned By Rim Managers In The Funds
They Manage For The Fiscal Year Ended December 31, 2016
RIM Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIM Manager
James Barber	None	U.S. Strategic Equity Fund*
	None	International Developed Markets Fund
Keith Brakebill	None	Strategic Bond Fund
Kevin Divney	None	U.S. Strategic Equity Fund*
Jon Eggins	None	U.S. Small Cap Equity Fund
	None	International Developed Markets Fund
Bruce A. Eidelson	$10,001 - $50,000	Global Real Estate Securities Fund
Patrick Nikodem	None	Global Real Estate Securities Fund
Megan Roach	None	U.S. Small Cap Equity Fund

* The information provided is as of March 31, 2017.
RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, RIM Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection.  It includes the hiring, termination and retention of money managers. This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the asset class CIOs or MDs who are responsible for monitoring the portfolio management duties performed within their specific asset class.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the asset class CIO or MD and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rim Managers
And Assets Under Management In The Accounts
As Of December 31, 2016
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
James Barber	7 (1)	$8,305 (2)	2 (1)	$ 880(2)	--	--	$ 9,185(2)
Keith Brakebill	3	$8,323	10	$9,272	--	--	$17,595
Kevin Divney	6 (1)	$7,316 (2)	9 (1)	$3,791 (2)	--	--	$11,107 (2)
Jon Eggins	7	$8,743	4	$1,055	1	$1,316	$11,114
Bruce A. Eidelson	1	$1,134	7	$2,198	--	--	$ 3,332
Patrick Nikodem	1	$1,134	2	$ 319	--	--	$ 1,453
Megan Roach	3	$2,463	5	$2,131	--	--	$ 4,594
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(1) As of April 24, 2017.
(2) As of March 31, 2017.
None of the above Other Accounts Managed by RIM Managers has an advisory fee based on the performance of the account.
MONEY MANAGERS.
The Funds’ money managers are not affiliates of RIF or RIM, other than as discretionary or non-discretionary managers for a portion of a Fund's portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, other consulting clients of RIM, other offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fees received from the Funds, RIM, as agent for RIF, pays all fees to the money managers for their investment selection services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets with respect to which the money manager provides its services. For the Funds’ fiscal years ended December 31, 2016, 2015 and 2014, fees paid to the money managers of the Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2016	2015	2014	2016	2015	2014
U.S. Strategic Equity Fund	$ 744,876	$ 854,176	$ 850,153	0.17%	0.18%	0.18%
U.S. Small Cap Equity Fund	694,450	799,689	918,226	0.33	0.33	0.37
Global Real Estate Securities Fund	1,783,302	1,735,371	1,605,413	0.22	0.22	0.22
International Developed Markets Fund	812,817	937,147	999,132	0.23	0.25	0.25
Strategic Bond Fund	596,636	638,276	656,705	0.07	0.07	0.08
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIF has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIF. As custodian, State Street is responsible for the safekeeping of the Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor”) serves as the distributor of RIF Shares. The Distributor receives no compensation from RIF for its services.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as transfer and dividend disbursing agent for RIF. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIF. RIFUS retains a portion of this fee for its services provided to RIF and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIF. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
RIF, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of RIF, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with RIF or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
FUND EXPENSES.
The Funds will pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Common expenses are allocated among the RIF Funds based primarily upon their relative net assets.
VALUATION OF FUND SHARES.
The net asset value per share is calculated separately for each Fund on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each Fund by dividing the current value of the Fund’s assets, less liabilities, by the number of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
The Global Real Estate Securities, International Developed Markets and Strategic Bond Funds’ portfolio securities actively trade on foreign exchanges, which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RIFUS determines that a particular event would materially affect the net asset value.
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VALUATION OF PORTFOLIO SECURITIES.
The Funds value their portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RIFUS, RIFUS’s Oversight Committee and the Funds' custodian. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each  applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
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PORTFOLIO TURNOVER RATE.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–
term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments.
The portfolio turnover rates for the fiscal years ended December 31, 2016 and 2015 were:
Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
U.S. Strategic Equity Fund	101%	99%
U.S. Small Cap Equity Fund	106	138
Global Real Estate Securities Fund	91	64
International Developed Markets Fund	36	35
Strategic Bond Fund	262	225
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds’ complete portfolio holdings will be distributed to each shareholder no more frequently than weekly (i.e. the insurance companies) no sooner than 5 business days after trade date.  RIF’s shareholders may redistribute RIF’s portfolio holdings to owners of variable insurance products for which RIF is an investment option.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds' website a statement relating to such event which may include information regarding the Funds' portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
Non-Public Disclosures of Portfolio Holdings Information
RIM and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds' portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Mellon Analytical Solutions, Brown Brothers Harriman, Bloomberg AIM, Barclays Point, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Advent Software, Inc., Vestek, Amba Research, Genpact, Riskmetrics Hedge Platform, Hexaware, SS&C, Electra Information Systems and Fund Assist provide such services to RIM and the money managers and as such may receive monthly, weekly or daily portfolio holdings. RIM and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
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In addition, the Funds' custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, PricewaterhouseCoopers LLP and Cloudmargin provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services, audit services and collateral management, respectively, to RIM, RIFUS or the Funds. CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Funds provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as Crane Data LLC, Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds' shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds, RIM or the money managers for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds' portfolio holdings made in accordance with these procedures is authorized by the Funds' Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds' Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds' Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Board has delegated to RIM, as RIF's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIM has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
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The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regard to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
To the extent that any shares of a Fund are owned directly by any other RIC or RIF fund, those shares will be voted directly by such fund in the same proportion as all other votes received from the other holders of such fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at https://russellinvestments.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIM. RIF's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The
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factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF's Board-approved policies and procedures.
A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the money manager or RIM, including Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and investment adviser and an affiliate of RIM, as well as with brokers affiliated with other money managers. RIM effects certain portfolio transactions for the Funds through RIIS.
RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIM determines not to allocate to money managers, including assets RIM may manage to effect a Fund's investment strategies and/or to modify a Fund's overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Fund’s non-discretionary managers or (iv) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIM has authorized RIIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Funds. In connection with these transactions, RIIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on behalf of the Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Funds as such counterparties may reasonably request.
In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
Certain Funds will effect transactions through Cowen Execution Services (“Cowen”) and its global network of unaffiliated correspondent brokers, as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. Trades placed through Cowen, SSGM and their correspondents are used (i) to obtain research services for RIM to assist RIM in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIM or to generate commission rebates to the Funds, the Funds' money managers are requested to, and RIM may with respect to transactions it places, effect transactions with or through Cowen, SSGM and their correspondents or other brokers only to the extent that the money managers or RIM believe that the Funds will receive best execution. In addition, RIM recommends targets for the amount of trading that money managers direct though Cowen and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIM by Cowen, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIM may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIM or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIM are approved and monitored by a Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIM using soft commissions generated by funds managed by RIM or its affiliates, including the Funds.
Cowen, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Cowen, SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIM’s research needs have been met.
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Cowen and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIM or commission recapture to the Funds. Trades through Cowen, SSGM and their correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
Additionally, a money manager may independently effect transactions through Cowen, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended December 31, 2016, 2015 and 2014, the total brokerage commissions paid by the Funds were:
	2016	2015	2014
U.S. Strategic Equity Fund	$ 305,691	$324,517	$333,941
U.S. Small Cap Equity Fund	312,859	498,593	351,198
Global Real Estate Securities Fund	1,166,396	990,619	931,703
International Developed Markets Fund	249,800	256,171	286,915
Strategic Bond Fund	180,954	34,156	86,013
The principal reasons for changes in certain Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions and (3) changes in money managers of certain Funds, resulting in increased securities transactions and brokerage commissions.
During the fiscal year ended December 31, 2016, approximately $380,415 of the brokerage commissions of the Funds were directed to brokers who provided brokerage or research services to RIM. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith.
Gross brokerage commissions received by broker/dealers that were affiliated with RIM or the relevant money managers for the fiscal years ended December 31, 2016, 2015 and 2014 from portfolio transactions effected for the Funds were as follows:
Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	34,432	11.264%	12.813%
Total:	34,432	11.264%	12.813%
Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	157,437	13.498%	11.873%
Total:	157,437	13.498%	11.873%
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	44,020	17.622%	4.619%
Total:	44,020	17.622%	4.619%
Strategic Bond Fund
RIM
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Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
		Russell Investments Implementation Services, LLC	104,664	57.840%	2.012%
Total:			104,664	57.840%	2.012%

Fund Name	RIM/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	35,527	10.948%	11.346%
Total:	35,527	10.948%	11.346%
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	212,595	42.639%	30.901%
Total:	212,595	42.639%	30.901%
Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	64,910	6.552%	5.487%
Total:	64,910	6.552%	5.487%
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	68,742	26.835%	9.208%
Total:	68,742	26.835%	9.208%

Fund Name	RIM/Money Manager	Affiliated Broker	2014 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	28,043	8.398%	7.339%
Sustainable Growth Advisers, LP
Russell Investments Implementation Services, LLC	3	0.001%	0.001%
Total:	28,046	8.399%	7.340%
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	27,917	7.949%	5.171%
Total:	27,917	7.949%	5.171%
Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	109,286	11.730%	11.786%
Total:	109,286	11.730%	11.786%
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	3,844	1.340%	0.636%
Total:	3,844	1.340%	0.636%
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Fund Name	RIM/Money Manager	Affiliated Broker	2014 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Strategic Bond Fund
	RIM
		Russell Investments Implementation Services, LLC	41,107	47.792%	0.971%
Total:			41,107	47.792%	0.971%
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended December 31, 2016 for the Funds was 15.37%.
During the Funds’ fiscal year ended December 31, 2016, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act. The values of broker–dealer securities held as of December 31, 2016, were as follows:
Broker	U.S. Strategic Equity Fund	U.S. Small Cap Equity Fund	Global Real Estate Securities Fund	International Developed Markets Fund	Strategic Bond Fund
Barclays Capital, Inc.				1,812,256
Citigroup Inc.	4,037,793				11,727,488
Deutsche Bank Securities, Inc.					233,975
Goldman, Sachs & Co.	2,459,630				6,777,685
HSBC Securities, Inc.				2,186,224	2,693,922
J.P. Morgan Securities, Inc.	5,986,196				8,667,391
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,355,847				9,489,570
Morgan Stanley & Co. Incorporated					8,660,791
Nomura Bank			2,918,883		720,313
Royal Bank of Canada				291,022
State Street Global Markets, LLC	2,458,517				154,968
UBS Securities LLC				3,051,804	2,503,799

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Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be  fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. This investment restriction shall not apply to the Global Real Estate Securities Fund. The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Global Real Estate Securities Fund concentrates its investments in real estate securities.
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With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES
The investment objective and principal investment strategies for each Fund are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The U.S. Strategic Equity, U.S. Small Cap Equity, Global Real Estate Securities and International Developed Markets Funds are referred to collectively as the “Equity Funds.”
Investment Strategies and Portfolio Instruments.
Each Fund’s principal and certain non-principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.
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Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired risk/return profile for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.
The Funds usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIM may use the cash equitization process to manage Fund exposures in order to seek to achieve the desired risk/return profile for the Fund. RIM may also not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  In addition, for the Strategic Bond Fund, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes for the Strategic Bond Fund or declining equity prices for the Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The
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value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Lending Portfolio Securities. Certain Funds may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
The Funds invest cash collateral received, at each Fund’s own risk, in an unregistered short-term investment fund advised by RIM. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities. Any remaining income is divided between the Fund and the unaffiliated lending agent.
A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.
No Fund may lend portfolio securities in an amount that exceeds 33 1⁄3% of total fund assets.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (“Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
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When-Issued Securities and Delayed-Delivery Transactions. The Strategic Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When effecting such transactions, liquid assets of the Fund, in a dollar amount sufficient to make payment for the portfolio securities to be purchased, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the International Developed Markets Fund may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the  Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500®, the NASDAQ 100, the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index or the Bloomberg Barclays Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Foreign Securities
Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or
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other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.
In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the European Union (the “EU”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiation on the terms of the withdrawal. There is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences, precise time frame and financial market reaction. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU.
Investment in Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Strategic Bond Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Fund. As a general rule, the Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change
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in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.
Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The recent global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The International Developed Markets and Strategic Bond Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. The International Developed Markets Fund may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
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Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Investments in the People’s Republic of China. The Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets. In addition to these risks, investing in the PRC presents additional risks including, but not limited to, the following: (a) inefficiencies caused by erratic growth; (b) a lack of consistently-reliable economic data; (c) potentially high rates of inflation; (d) export and international trade dependency; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank; (i) the relatively small size and lack of operating history of many PRC companies; (j) a legal and regulatory framework for securities markets, custody arrangements and commerce that is in developing stages; and (k) uncertainty regarding the PRC government’s commitment to economic reforms.
The PRC is an emerging market, and certain factors, including increasing gaps between the rich and poor and the instability of existing political structures, may affect the country’s stability. Such factors could adversely affect a Fund investing in securities and instruments economically tied to the PRC. Additionally, favorable trends toward market and economic reform and the privatization and removal of trade barriers could be reversed by political uncertainty, political corruption and military intervention. Significant disruption to securities markets could result.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters, including droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is therefore subject to the risk of such natural disasters. Additionally, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
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Investing through Stock Connect. The Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect a Fund’s investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude a Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to risks relating to applicable trading, clearance and settlement procedures that are untested in the PRC. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Because Stock Connect is in its early stages, additional developments are likely. It is unclear whether or how such developments may affect a Fund’s investments or returns. Additionally, the application and interpretation of the laws and regulations of Hong Kong and the PRC are uncertain, as are the rules, policies and guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program. These may have a negative impact on a Fund’s investments and returns.
Equity Securities
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000(R) Index.  Please see the Funds' Prospectus for the risks associated with investments in securities of these capitalization sizes.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The Funds may invest in contingent convertible securities. Unlike traditional convertible securities,
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contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and
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responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.
Debt Instruments and Money Market Instruments
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.
The Strategic Bond Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Strategic Bond Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
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Repurchase Agreements. The Strategic Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements and Dollar Rolls. The Strategic Bond Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund at least equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
The Strategic Bond Fund may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets at least equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
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The Strategic Bond Fund may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Strategic Bond Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Strategic Bond Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Strategic Bond Fund may invest in include the securities described below.
Reverse Mortgages. The Strategic Bond Fund may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. The Strategic Bond Fund may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest
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rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. The Strategic Bond Fund may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. A Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale
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commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. A Fund may also purchase or sell an option to buy or sell a TBA sale commitment. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Risk Factors. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a
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number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Collateralized Loan Obligations. The Strategic Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and
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typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Strategic Bond Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that the Strategic Bond Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Strategic Bond Fund may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and segregate liquid assets in an amount sufficient to meet such commitments. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many
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loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Brady Bonds. The Strategic Bond Fund may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Strategic Bond Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.
High Yield Bonds. The Funds may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are less liquid than higher rated securities.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for
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example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Lowest Rated Investment Grade Securities. The Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Strategic Bond Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
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Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Strategic Bond Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded
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municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including a multi-year trend of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In addition, Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. On May 3, 2017, Puerto Rico's oversight board filed a debt restructuring petition to restructure approximately $70 billion in central government debt. The restructuring process will give Puerto Rico the legal ability to impose losses on creditors. The specific results of the restructuring and its impact on creditors are uncertain. Restructuring of some or all of the Commonwealth’s debt, or further decline in market prices of Puerto Rico debt obligations, could have a negative impact on the marketability, liquidity or value of certain investments held by the Funds, which could reduce a Fund's performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of a Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Strategic Bond Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
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Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by a Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for a Fund. A Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. A Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. A Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Puts, Stand-by Commitments and Demand Notes. The Strategic Bond Fund may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Funds' credit quality requirements.
The Strategic Bond Fund may also invest in demand notes and in variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much
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as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Strategic Bond Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Strategic Bond Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.
The Strategic Bond Fund may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Strategic Bond Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Strategic Bond Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Strategic Bond Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
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Credit and Liquidity Enhancements. The Strategic Bond Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Strategic Bond Fund if it invests securities and may affect its share price.
Funding Agreements. The Strategic Bond Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's permitted investment strategies).
Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in
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accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund will write call options and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option that is not legally required to cash settle is covered if the Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the strike price of the put written, or (2) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
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Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate
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(“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since this conduct came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.
A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts,
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any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts.
A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's daily marked-to-market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s segregation requirements. A Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
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A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require the Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
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Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.
The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s or RIM's special skills and experience with respect to such instruments and usually depends on the money manager’s or RIM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
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Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds may enter into several different types of swap agreements, including equity index, interest rate, credit default, currency and recovery lock swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that a Fund enters into swaps not legally required to be settled on a net basis, the amount maintained in a segregated account will be the full notional amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. For credit default swaps, liquid assets in the amount at least equal to the following will be segregated: (1) if a Fund is the seller of a credit default swap with physical settlement, the notional amount of the contract minus any amounts owed to the Fund, (2) if a Fund is the seller of a credit default swap with cash settlement, the notional amount of the contract minus the market value of the reference instrument and (3) if a Fund is the purchaser of a credit default swap, any accrued but unpaid amounts owed by the Fund to the swap counterparty. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions.
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The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties’ on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.
The Strategic Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow the Strategic Bond Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. The Strategic Bond Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Strategic Bond Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Strategic Bond Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Strategic Bond Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The Counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject the Strategic Bond Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, the Strategic Bond Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Strategic Bond Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Strategic Bond Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Strategic Bond Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Strategic Bond Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Strategic Bond Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Strategic Bond Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Strategic Bond Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
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Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Strategic Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if the Strategic Bond Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Strategic Bond Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and Counterparty risk. The Strategic Bond Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, the Strategic Bond Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Strategic Bond Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Strategic Bond Fund.
If the creditworthiness of the Strategic Bond Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Strategic Bond Fund. To limit the Counterparty risk involved in uncleared swap agreements, the Strategic Bond Fund will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Strategic Bond Fund will be able to do so, the Strategic Bond Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Strategic Bond Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Strategic Bond Fund to increased costs or margin requirements.
The Strategic Bond Fund may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic
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cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
The Strategic Bond Fund may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
Taxes
Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and Fund distributions would be treated by shareholders as taxable dividend income to the extent of the Fund’s earnings and profits.
Diversification Requirements and Investor Control. Each Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.
Under current U.S. tax law, if a contract holder has excessive control over the investments made by a Fund, the contract holder, rather than the insurance company separate account, will be treated as the owner of the Fund shares and taxed currently on income and gains from the Fund. In other words, in such a case of “investor control” the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities. The application of the investor control doctrine is not entirely certain. Future guidance might pose additional restrictions on the Funds and could be applied retroactively. Such an event may have an adverse impact on the Funds and the contract holders.
Effect of Foreign Investments on Distributions. Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.
The International Developed Markets Fund may qualify for and make an election to pass through to shareholders the ability to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata share of any qualified foreign taxes paid by the Fund. Shareholders would be required to treat their pro rata share of such foreign taxes as having been distributed to them. The International Developed Markets Fund will qualify for the election in any given taxable year if, at the close of such taxable year, more than 50% of its total asset value consists of stock or other securities of foreign corporations.
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Investment in PFIC Securities. If a Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”), the Fund intends to mark-to-market these securities and recognize any gain (as ordinary income) at the end of its fiscal year. Any mark to market losses and any losses from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years.
Shareholders of PFICs may, under certain circumstances in which the mark-to-market treatment described above is not available, be subject to a deferred interest charge pursuant to section 1291 of the Code. Any such charges, if imposed on a Fund, would result in Fund-level taxation.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products, certain tax-exempt entities, or certain other insurance-dedicated regulated investment companies.
Tax Consequences to Shareholders. Since it is expected that the shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
At December 31, 2016, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows (for capital losses incurred in tax years beginning after December 22, 2010, Funds will generally be able to carry forward capital losses indefinitely):
		No Expiration
Funds	12/31/17	Short Term	Long Term	TOTALS
U.S. Small Cap Equity Fund	-	$1,971,209	-	$ 1,971,209
International Developed Markets Fund	$29,831,559	-	-	$29,831,559

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Money Manager Information
U.S. StRATEGIC Equity Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is indirectly wholly-owned and controlled by OM Asset Management plc, a publicly traded company.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Mar Vista Investment Partners, LLC is controlled by Silas Myers through his majority share ownership and by Brian Massey through his controlling share ownership.
Suffolk Capital Management, LLC is 100% employee owned and controlled by Don Gilbert, Chris Liong and Andy Wong through their controlling ownership.
William Blair Investment Management, LLC is 100% employee owned with no one individual controlling more than 25%.
u.s. SMALL Cap Equity Fund
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
Monarch Partners Asset Management LLC is 100% employee-owned and is controlled by Wayne Joseph Archambo through his controlling share ownership.
RBC Global Asset Management (U.S.) Inc. is a wholly owned subsidiary of the Royal Bank of Canada, a publicly traded company.
Snow Capital Management, L.P. is employee-owned and is controlled by Snow Capital Management Holdings L.P. through its controlling share ownership. Snow Capital Management Holdings L.P. is controlled by Snow Capital Management Inc, which is owned 100% by Richard Snow.
Timpani Capital Management LLC is 75% owned and controlled by Growth Investment Managers LLC and 25% owned by Frontier One LLC. Growth Investment Managers LLC is owned by Brandon Nelson, Ryan Isherwood and Michael Klenn and controlled by Brandon Nelson via his controlling share ownership. Frontier One LLC is owned by William D. Forsyth III, Patrick Casey Magner, and Mark Ziehr and controlled by William D. Forsyth III via his controlling share ownership.
global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company are wholly owned subsidiaries of Morgan Stanley, a publicly traded company.
RREEF America L.L.C. is a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded company. Deutsche Investments Australia Limited and Deutsche Alternatives Asset Management (Global) Limited are indirect wholly-owned subsidiaries of Deutsche Bank AG, a publicly-traded company.
iNTERNATIONAL DEVELOPED MARKETS Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is indirectly wholly-owned and controlled by OM Asset Management plc, a publicly traded company.
GQG Partners LLC is 95% owned and controlled by QVFT LLC. QVFT LLC is 51% owned and controlled by Rrajiv Jain and 49% owned and controlled by Latika Jain.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
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Wellington Management Company LLP (“Wellington”) is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
STRATEGIC Bond Fund
Colchester Global Investors Limited (“Colchester”) is majority employee-owned and is controlled by Ian Sims through his controlling ownership of its voting securities. Colchester is minority owned by Silchester Partners Limited, a private firm (“Silchester”). Silchester is controlled by Stephen Butt through his controlling share ownership.
Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company.
Pareto Investment Management Limited a wholly owned subsidiary of The Bank of New York Mellon Corporation, publicly traded company.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.
Scout Investments, Inc. is a wholly-owned subsidiary of UMB Financial Corporation, a publicly traded company.
Western Asset Management Company and Western Asset Management Company Limited are wholly-owned subsidiaries of Legg Mason, Inc., a publicly traded company.
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credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
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CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD –– Restricted default.
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‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a distressed debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
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VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
SHORT-TERM RATINGS
MOODY’S:
Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
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C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
FITCH:
Short Term Ratings
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
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Financial Statements
The 2016 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.
66

Appendix
At March 31, 2017, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
GLOBAL REAL ESTATE SECURITIES FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 71.09%
GLOBAL REAL ESTATE SECURITIES FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 20.63%
INTERNATIONAL DEVELOPED MARKETS FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 40.91%
INTERNATIONAL DEVELOPED MARKETS FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 32.90%
INTERNATIONAL DEVELOPED MARKETS FUND - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.75%
INTERNATIONAL DEVELOPED MARKETS FUND - RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.24%
INTERNATIONAL DEVELOPED MARKETS FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT A ATTN MUTUAL FUND ACCOUNTING N13 NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 5.19%
STRATEGIC BOND FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 70.20%
STRATEGIC BOND FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 10.27%
STRATEGIC BOND FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT A ATTN MUTUAL FUND ACCOUNTING N13 NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 7.49%
STRATEGIC BOND FUND - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.47%
U.S. SMALL CAP EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 44.00%
U.S. SMALL CAP EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 28.95%
U.S. SMALL CAP EQUITY FUND - RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 8.60%
U.S. SMALL CAP EQUITY FUND - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.75%
U.S. STRATEGIC EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 44.92%
U.S. STRATEGIC EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 33.58%
U.S. STRATEGIC EQUITY FUND - RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.42%
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U.S. STRATEGIC EQUITY FUND - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.06%
At March 31, 2017, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
GLOBAL REAL ESTATE SECURITIES FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 71.09%
INTERNATIONAL DEVELOPED MARKETS FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 40.91%
INTERNATIONAL DEVELOPED MARKETS FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 32.90%
STRATEGIC BOND FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 70.20%
U.S. SMALL CAP EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 44.00%
U.S. SMALL CAP EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 28.95%
U.S. STRATEGIC EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 44.92%
U.S. STRATEGIC EQUITY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 33.58%
The Trustees and officers of RIF, as a group, own less than 1% of any Class of any Fund.
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RUSSELL INVESTMENT FUNDS
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone (800) 972-0700
STATEMENT OF ADDITIONAL INFORMATION
Funds of Funds
May 1, 2017, as supplemented through September 14, 2017
Russell Investment Funds (“RIF”) is a single legal entity organized as a Massachusetts business trust. RIF operates under the laws of the Commonwealth of Massachusetts. RIF has nine investment portfolios, referred to as “Funds.” RIF offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
The Funds serve as the investment base for a variety of insurance products (the “Policies”) to be issued by one or more insurance companies (each referred to herein as an “Insurance Company”).
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds’ Prospectus dated May 1, 2017 and any supplements thereto, which may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds’ and RIF Underlying Funds’ Annual Reports to Shareholders for the year ended December 31, 2016 and the Russell Investment Company (“RIC”) Underlying Funds’ Annual Reports to Shareholders for the year ended October 31, 2016. Copies of the Funds’ Annual Report accompany this SAI. Copies of the Underlying Funds’ Annual Reports are available free of charge by calling Russell Investments Services at the above number.
As of the date of this SAI, RIF is comprised of nine Funds. This SAI describes the Equity Growth Strategy, Growth Strategy, Balanced Strategy and Moderate Strategy Funds (collectively, the “Funds”), each of which invests principally in different combinations of other funds (the “Underlying Funds”).
FUND	TICKER
Moderate Strategy	RIFGX
Balanced Strategy	RIFHX
Growth Strategy	RIFIX
Equity Growth Strategy	RIFJX

The Underlying Funds in which the Funds may invest include other RIF funds or RIC funds. RIC is a registered investment company that has the same investment adviser as RIF. The Underlying Funds in which the Funds may invest are listed below:
FUND
RIF U.S. Strategic Equity Fund[1]
RIF U.S. Small Cap Equity Fund[2]
RIF Global Real Estate Securities Fund
RIF International Developed Markets Fund[3]
RIF Strategic Bond Fund[4]
RIC U.S. Defensive Equity Fund[5]
RIC U.S. Dynamic Equity Fund[6]
RIC Global Equity Fund[7]
RIC Emerging Markets Fund[7]
RIC Global Opportunistic Credit Fund[7]
RIC Unconstrained Total Return Fund
RIC Investment Grade Bond Fund[7]
RIC Short Duration Bond Fund[7]
RIC Commodity Strategies Fund[7]
RIC Global Infrastructure Fund[7]
RIC Multi-Strategy Income Fund[7]
[1]	Prior to May 1, 2017, the name of the fund was the Multi-Style Equity Fund.
[2]	Prior to May 1, 2017, the name of the fund was the Aggressive Equity Fund.
[3]	Prior to May 1, 2017, the name of the fund was the Non-U.S. Fund.
[4]	Prior to May 1, 2017, the name of the fund was the Core Bond Fund.
[5]	Effective August 15, 2012, the U.S. Quantitative Equity Fund was renamed the U.S. Defensive Equity Fund. Effective March 1, 2017 the Russell U.S. Defensive Equity Fund was renamed the U.S. Defensive Equity Fund.

[6]	Effective August 15, 2012, the U.S. Growth Fund was renamed the U.S. Dynamic Equity Fund. Effective March 1, 2017 the Russell U.S. Dynamic Equity Fund was renamed the U.S. Dynamic Equity Fund.
[7]	Effective March 1, 2017, the Fund removed “Russell” from its name.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIF was originally organized as a Maryland corporation and, on July 11, 1996, was reorganized as a Massachusetts business trust.
RIF is currently organized and operating under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIF or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIF or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIF is a registered open-end management investment company. Each of the Funds is a diversified investment company.  Each of the Underlying Funds in which the Funds invest is a diversified investment company, except for the RIC Unconstrained Total Return Fund. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIF is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio - a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIF or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
Under the Master Trust Agreement, the RIF Funds are authorized to issue Shares of beneficial interest in one or more classes. The Funds do not presently offer Shares in multiple classes, although they may do so in the future.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds’ investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). The Underlying Funds divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM.
Under the terms of an exemptive order received by RIF from the SEC, Shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity policies. RIF’s Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.
The Funds have claimed a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and are not subject to registration or regulation as commodity pool operators under the CEA. To the extent the Funds are no longer eligible to claim an exclusion from Commodity Futures Trading Commission (“CFTC”) registration in the future, the Funds may incur additional expense.

Additionally, pursuant to claims for exclusion from the definition of the term commodity pool operator under the CEA, the Underlying Funds, other than the  RIC Commodity Strategies Fund, are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, each Underlying Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. In the event that an Underlying Fund engages in transactions that require registration as a commodity pool operator in the future, the Underlying Fund will comply with applicable regulations with respect to that Underlying Fund. If an Underlying Fund registers as a commodity pool operator and operates subject to CFTC regulation, it may incur additional expenses.
RIM is registered as a “commodity pool operator” under the CEA and the rules of the CFTC and is subject to regulation as a commodity pool operator under the CEA with respect to the  RIC Commodity Strategies Fund, and with respect to its subsidiary, the Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) (together, the “CFTC Registered Funds”). As the CFTC Registered Funds operate subject to CFTC regulation, they may incur additional expenses. The CFTC has neither reviewed nor approved the CFTC Registered Funds, their investment strategies or this SAI.
SHAREHOLDER MEETINGS.
RIF will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIF's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each Share of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund, only Shares of that Fund are entitled to vote. There are no cumulative voting rights.
In connection with an exemptive order which RIF received from the SEC, it has committed to a “pass-through” voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by policyholders, and to cast votes for which it has not received voting instructions from policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIF, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIF Shares outstanding. Insurance Companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder “controls” RIF. For a list of shareholders owning 5% or more of the voting Shares of any Fund or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIF and does not manage operations on a day-to-day basis. The officers of RIF, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIF management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIF management, monitoring or evaluating the performance of the Funds' service providers, including RIM, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with RIF's independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIM and the money managers.
The Trustees are responsible generally for overseeing the management and operations of RIF. The Trustees and RIF’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which RIF or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to RIF’s registration statement, nor any other communications or disclosure documents from or on behalf of RIF creates a contract between a shareholder of a Fund and: (i) RIF; (ii) a Fund; (iii) a service provider to RIF or a Fund; and/or (iv) the Trustees or officers of RIF.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIF Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of the Funds also serve in similar positions for the Underlying Funds. Thus, if the interests of a Fund and an Underlying Fund were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of eight Trustees, one of whom, Mark Spina, is an Interested Trustee. Mark Spina is an officer of RIF and, thus classified as an Interested Trustee. There are seven Independent Trustees, including Kristianne Blake, who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds' operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds' management (including the Funds' portfolio managers), the Funds' Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Underlying Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Underlying Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds' investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds' senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds' senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds' independent public accounting firm to review, among other things, reports on the Funds' internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds' share classes, the Funds' distribution arrangements and the Underlying Funds' manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIF's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds' financial statements, (b) RIF's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIF's independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIF's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIF's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIF's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIF's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for RIF, (ii) all audit services provided to RIM, or any affiliate thereof that provides ongoing services to RIF, relating to the operations and financial reporting of RIF, and (iii) all non-audit services relating to the operations and financial reporting of RIF, provided to RIM, or any affiliate thereof that provides ongoing services to RIF, by any auditors with an ongoing relationship with RIF. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Daniel P. Connealy and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2016, the Audit Committee held six meetings.
RIF's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of RIF, or officer or other representative of RIM, any subadviser to a fund or other service provider to RIF. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Mark Spina, Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Katherine W. Krysty. For the fiscal year ended December 31, 2016, the Investment Committee held four meetings.
RIF's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIF for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of RIF; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2016, the Nominating and Governance Committee held one meeting.
Independent Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIF's officers and employees are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Investments Fund Complex. The Russell Investments Fund Complex consists of RIC, which has 42 funds and RIF, which has nine funds. Each of the Trustees is a trustee of RIC and RIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Mr. Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Spina has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Mr. Spina is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Mark Spina# Born June 8, 1970 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2017 • Trustee since 2017	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC and RIF • Chairman of the Board, President, Russell Investments Financial Services, LLC (“RIFIS”) • Chairman of the Board, Russell Investments Fund Services, LLC (“RIFUS”) • Director, RIM • From 2015-2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor • From 2008-2015, Head of Intermediary Distribution, Voya Investment Management	51	• None
*	Each Trustee is subject to mandatory retirement at age 75.
#	Mr. Spina is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)	51	• Director, Avista Corp (electric utilities)
• Until June 30, 2014, Director, Ecova (total energy and sustainability management)
• Until December 31, 2013, Trustee, Principal Investors Funds (investment company)
• Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)
• From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Audit Committee since 2017	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	51	• Trustee and Chairperson of Select Sector SPDR Funds (investment company)
• From August 2012 through May 2016, Trustee, ALPS Series Trust (investment company)
• Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011,Vice Chairman of the Board, Simpson Investment Company (paper and forest products)	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	51	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
*	Each Trustee is subject to mandatory retirement at age 75.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, RIM	51	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Mark Spina Born June 8, 1970 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2017	Until successor is chosen and qualified by Trustees	• President and Chief Executive Officer, RIC and RIF
• Chairman of the Board, President, RIFIS
• Chairman of the Board, RIFUS
• Director, RIM
• From 2015 to 2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor
• From 2008 to 2015, Head of Intermediary Distribution, Voya Investment Management
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RIFUS • 2011 to 2016, Chief Compliance Officer, U.S. One, LLC
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer, Chief Accounting Officer and Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees	• Global Head of Fund Services, Russell Investments
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
• Director and President, RIFUS
• Director, RIM, Russell Investments Trust Company (“RITC”) and RIFIS
• President and Chief Executive Officer, RIC and RIF, June 2016 to June 2017
• October 2011 to December 2013, Head of North America Operations, Russell Investments

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2013	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC and RIF
• Chairman of the Board and President, RIM
• Director, RITC, Russell Investments Implementation Services, LLC and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments
• Secretary, RIM, RIFUS and RIFIS
• Secretary and Chief Legal Officer, RIC and RIF
• Assistant Secretary, Russell Investments Insurance Agency, LLC (“RIIA”) (insurance agency) and U.S. One, LLC
Trustee Compensation Table
For The Fiscal Year Ended December 31, 2016
	AGGREGATE COMPENSATION FROM RIF	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIF EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIF AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Mark Spina*	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$14,707	$0	$0	$196,000
Kristianne Blake	$20,812	$0	$0	$276,750
Cheryl Burgermeister	$14,707	$0	$0	$196,000
Daniel P. Connealy	$13,996	$0	$0	$186,500
Katherine W. Krysty	$14,456	$0	$0	$192,500
Raymond P. Tennison, Jr.	$15,613	$0	$0	$208,000
Jack R. Thompson	$15,514	$0	$0	$206,500
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.

Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2016
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEES
Mark Spina*	None	None
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	Over $100,000
Kristianne Blake	None	Over $100,000
Cheryl Burgermeister	None	Over $100,000
Daniel P. Connealy	None	Over $100,000
Katherine W. Krysty	None	$10,001 - $50,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
TRUSTEE EMERITUS
George F. Russell, Jr.	None	None

* Mr. Spina was elected to the Board of Trustees effective June 1, 2017. Information provided for Mr. Spina is as of June 1, 2017.
Operation Of RIF
SERVICE PROVIDERS.
RIF's principal service providers are:
Adviser	Russell Investment Management, LLC
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC
Money Managers for the Underlying Funds	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Investments Financial Services, LLC
The Trustees, on behalf of RIF, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of RIF and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds' investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2016, managed over $36.4 billion in 51 mutual fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund and managing each Fund's and Underlying Fund's overall exposures.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles created by or from the TA Funds (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital

Partners, L.P. (the “Reverence Capital Funds”) indirectly have a significant minority ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg.
Because RIM’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund among the Underlying Funds, RIM may have a conflict of interest. It is the policy of RIM to manage each Fund and each Underlying Fund in the best interests of its shareholders. To this end, RIM requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell Investments’ Investment Strategy Committee based on the recommendation’s investment merits.
The assets of the Funds are invested principally in shares of the Underlying Funds.  In addition to investing in the Underlying Funds, RIM may seek to actively manage a Fund’s overall exposures by investing in derivatives, including futures, options, forwards and swaps, that RIM believes will achieve the desired risk/return profile for the Fund.
For all Underlying Funds, subject to the approval of the Underlying Funds’ Board, RIM selects, oversees and evaluates the performance results of the Underlying Funds’ money managers and allocates a portion of Underlying Fund assets among multiple money manager investment strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Underlying Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for an Underlying Fund or (3) both a discretionary and non-discretionary assignment.  RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages Underlying Fund assets not allocated to discretionary money managers, which include assets managed by RIM to effect an Underlying Fund's investment strategies and/or to actively manage the Underlying Fund’s overall exposures to seek to achieve the desired risk/return profile for the Underlying Fund. RIM also manages the portion of Underlying Fund assets for which an Underlying Fund's non-discretionary money managers provide model portfolios to RIM and each Underlying Fund’s cash balances. RIM may also manage portions of an Underlying Fund during transitions between money managers. RIM, as agent for RIF, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
Each of the Funds pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds:
Fund	Asset Level	Fee
Moderate Strategy	All assets	0.20%
Balanced Strategy	All assets	0.20%
Growth Strategy	All assets	0.20%
Equity Growth Strategy	All assets	0.20%
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2016, 2015 and 2014, respectively:
Funds	12/31/16	12/31/15	12/31/14
Moderate Strategy Fund	$221,675	$224,233	$221,007
Balanced Strategy Fund	$563,623	616,359	624,114
Growth Strategy Fund	$399,211	418,949	403,566
Equity Growth Strategy Fund	$ 94,570	102,297	103,535
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIF and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

Current Waivers:
Until April 30, 2018, for the Moderate Strategy Fund, RIM has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.14% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Until April 30, 2018, for the Balanced Strategy Fund, RIM has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.14% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Until April 30, 2018, for the Growth Strategy Fund, RIM has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.15% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Until April 30, 2018, for the Equity Growth Strategy Fund, RIM has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.15% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Past Waivers:
Effective May 1, 2015, for the Moderate Strategy and Balanced Strategy Funds, RIM contractually agreed, until April 30, 2017, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11% of the average daily net assets of the Funds on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invests, including the Underlying Funds, which are borne indirectly by the Funds.
Effective May 1, 2015, for the Growth Strategy and Equity Growth Strategy Funds, RIM contractually agreed, until April 30, 2017, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Funds on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invests, including the Underlying Funds, which are borne indirectly by the Funds.
Effective April 30, 2009 for each Fund individually, RIM contractually agreed, until April 30, 2015, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds.
For the Moderate Strategy Fund, the total amount of the waiver for the periods ended December 31, 2014, 2015 and 2016 was $221,007, $224,233 and $221,675, respectively. The total amount of reimbursements for the periods ended December 31, 2014, 2015 and 2016 was $50,341, $19,239 and $26,337, respectively. As a result of the waiver, the Fund paid no advisory fees for the fiscal years ended December 31, 2014, 2015 and 2016.
For the Balanced Strategy Fund, the total amount of the waiver for the periods ended December 31, 2014, 2015 and 2016 was $624,114, $560,254 and $532,665, respectively. The total amount of reimbursements for the periods ended December 31, 2014, 2015 and 2016 was $36,035, $0 and $0, respectively. As a result of the waiver, the Fund paid advisory fees of $0, $56,105 and $30,958 for the fiscal years ended December 31, 2014, 2015 and 2016, respectively.

For the Growth Strategy Fund, the total amount of the waiver for the periods ended December 31, 2014, 2015 and 2016 was $403,566, $388,011 and $369,210, respectively. The total amount of reimbursements for the periods ended December 31, 2014, 2015 and 2016 was $41,051, $0 and $0, respectively. As a result of the waiver, the Fund paid advisory fees of $0, $30,938 and $30,001 for the fiscal years ended December 31, 2014, 2015 and 2016, respectively.
For the Equity Growth Strategy Fund, the total amount of the waiver for the periods ended December 31, 2014, 2015 and 2016 was $103,535, $102,297 and $94,570, respectively. The total amount of reimbursements for the periods ended December 31, 2014, 2015 and 2016 was $52,899, $41,560 and $40,447, respectively. As a result of the waiver, the Fund paid no advisory fees for the fiscal years ended December 31, 2014, 2015 and 2016.
Each of the Funds will indirectly bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests.
The RIF Underlying Funds in which the Funds may invest paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2016, 2015 and 2014, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIF U.S. Strategic Equity Fund	$3,210,967	$3,497,189	$3,459,806	0.73%	0.73%	0.73%
RIF U.S. Small Cap Equity Fund	$1,906,489	2,171,186	2,215,401	0.90	0.90	0.90
RIF International Developed Markets Fund	$3,150,430	3,432,745	3,625,169	0.90	0.90	0.90
RIF Global Real Estate Securities Fund	$6,344,953	6,297,949	5,831,430	0.80	0.80	0.80
RIF Strategic Bond Fund	$4,787,767	4,757,391	4,342,585	0.55	0.55	0.55
The RIC Underlying Funds in which the Funds may invest paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2016, 2015 and 2014, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIC U.S. Defensive Equity Fund	$ 4,836,843	$ 6,123,019	$ 7,256,401	0.55%	0.55%	0.55%
RIC U.S. Dynamic Equity Fund	$ 4,047,009	5,219,885	5,797,535	0.80	0.80	0.80
RIC Global Equity Fund	$23,585,314	29,725,650	31,900,142	0.95	0.95	0.95
RIC Emerging Markets Fund	$24,612,125	31,296,186	31,661,568	1.15	1.15	1.15
RIC Unconstrained Total Return Fund(1)	$ 263,230	N/A	N/A	1.00	N/A	N/A
RIC Investment Grade Bond Fund	$ 2,824,007	3,552,520	4,149,076	0.25	0.25	0.25
RIC Short Duration Bond Fund	$ 3,665,995	4,756,687	5,541,780	0.45	0.45	0.45
RIC Commodity Strategies Fund(2)	$ 8,760,491	11,823,981	14,615,173	1.25	1.25	1.25
RIC Global Opportunistic Credit Fund	$17,481,541	17,600,385	14,230,320	1.00	1.00	1.00
RIC Global Infrastructure Fund	$15,308,211	19,669,428	20,416,366	1.25	1.25	1.25
RIC Multi-Strategy Income Fund(3)	$ 3,023,126	1,028,553	N/A	0.75	0.75	N/A
(1) The RIC Unconstrained Total Return Fund commenced operations on September 23, 2016.
(2) Does not reflect consolidation of Fund’s Subsidiary.
(3) The RIC Multi-Strategy Income Fund commenced operations on May 4, 2015.
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain RIF and RIC Underlying Funds. These arrangements are not part of the Advisory Agreement with RIF or the Advisory Agreement with RIC and may be changed or discontinued.
The following paragraphs list the current waivers and those that were in effect during the Underlying Funds' last three fiscal years for the Underlying Funds.
Current Underlying Fund Waivers:
For the RIC Global Opportunistic Credit Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee of 0.676%. This waiver may not be terminated during the relevant period except with Board approval.

For the RIC Unconstrained Total Return Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the RIC Short Duration Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee of 0.368%. This waiver may not be terminated during the relevant period except with Board approval.
For the RIC Commodity Strategies Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee of 0.8025%. This waiver may not be terminated during the relevant period except with Board approval.
The Commodity Strategies Subsidiary pays RIM an advisory fee at the annual rate of up to 1.25% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Advisory Fees”). Pursuant to a contractual agreement with the RIC Commodity Strategies Fund, RIM has agreed to permanently waive the portion of the advisory fees paid by the RIC Commodity Strategies Fund to RIM in the amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fees received by RIM, if any. This waiver may not be terminated by RIM.
For the RIC Global Infrastructure Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2018, that results in an effective advisory fee of 0.90%. This waiver may not be terminated during the relevant period except with Board approval.
For the RIC Multi-Strategy Income Fund, RIM has contractually agreed, until February 28, 2018, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.65% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Past Underlying Fund Waivers:
For the RIF U.S. Small Cap Equity Fund, RIM contractually agreed from May 1, 2012 through April 30, 2015 to waive 0.05% of its 0.90% advisory fee. The total amount of the waivers for the periods ended December 31, 2014 and 2015 was $123,078 and $41,219, respectively. There were no reimbursements for the periods ended December 31, 2014 and 2015. As a result of the waivers, the Fund paid advisory fees of $2,092,324 and $2,129,967 for the fiscal years ended December 31, 2014 and 2015, respectively.
For the RIF International Developed Markets Fund, RIM contractually agreed from May 1, 2012 through April 30, 2015 to waive 0.05% of its 0.90% advisory fee. The total amount of the waivers for the periods ended December 31, 2014 and 2015 was $201,398 and $64,093, respectively. There were no reimbursements for the periods ended December 31, 2014 and 2015. As a result of the waivers, the Fund paid advisory fees of $3,423,771 and $3,368,652 for the fiscal years ended December 31, 2014 and 2015, respectively.
For the RIF Strategic Bond Fund, RIM had contractually agreed from May 1, 2012 through April 30, 2015 to waive 0.05% of its 0.55% advisory fee and from May 1, 2015 until April 30, 2017, to waive 0.02% of its 0.55% advisory fee. The total amount of the waivers for the periods ended December 31, 2014, 2015 and 2016 was $394,780, $257,554 and $174,101, respectively. There were no reimbursements for the periods ended December 31, 2014, 2015 and 2016. As a result of the waivers, the Fund paid advisory fees of $3,947,804, $4,499,837 and $4,613,666 for the fiscal years ended December 31, 2014, 2015 and 2016, respectively.
For the RIC U.S. Dynamic Equity Fund, RIM contractually agreed to waive from January 1, 2008 through February 28, 2014 up to the full amount of its 0.80% advisory fees and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest payments on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2014 was $0. There were no reimbursements for the period ended October 31, 2014. As a result of the waiver, the Fund paid advisory fees of $5,797,535 for the fiscal year ended October 31, 2014.

For the RIC Short Duration Bond Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2016 until February 28, 2017, that resulted in an effective advisory fee not to exceed 0.368%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.082% of its 0.45% advisory fee for the Fund, and from October 1, 2010 through February 28, 2015, agreed to waive 0.05% of its 0.45% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2014, 2015 and 2016 were $615,753, $744,716 and $668,026, respectively. There were no reimbursements for the periods ended October 31, 2014, 2015 and 2016. As a result of the waiver, the Fund paid advisory fees of $4,926,027, $4,011,971 and $2,997,969 for the fiscal years ended October 31, 2014, 2015 and 2016, respectively.
For the RIC Commodity Strategies Fund, RIM entered into a contractual fee agreement, from March 1, 2016 until February 28, 2017, that resulted in an effective advisory fee not to exceed 0.8025%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.30% of its 1.25% advisory fee for the Fund, and from January 1, 2014 until February 28, 2015, to waive 0.27% of its 1.25% advisory fee for the Fund. Additionally, the Commodity Strategies Subsidiary pays RIM an advisory fee at the annual rate of up to 1.25% of its net assets (the “Commodity Strategies Subsidiary Advisory Fee”). RIM contractually agreed to waive all or a portion of the advisory fees paid by the Commodity Strategies Fund to RIM in an amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fee received by RIM, if any. RIM waived advisory fees in the amount of $6,411,067, $5,540,863 and $4,553,936 for the fiscal years ended October 31, 2014, 2015 and 2016, respectively. There were no reimbursements for the periods ended October 31, 2014, 2015 and 2016. As a result of the waiver, the Commodity Strategies Fund paid advisory fees of $8,204,106, $6,283,119 and $4,206,555 for the fiscal years ended October 31, 2014, 2015 and 2016, respectively.
For the RIC Global Infrastructure Fund, RIM entered into a contractual fee agreement, from March 1, 2016 until February 28, 2017, that resulted in an effective advisory fee not to exceed 0.90%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.33% of its 1.25% advisory fee for the Fund, and from January 1, 2014 until February 28, 2015, to waive 0.31% of its 1.25% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2014, 2015 and 2016 was $5,211,529, $5,192,729 and $4,201,415, respectively. There were no reimbursements for the periods ended October 31, 2014, 2015 and 2016. As a result of the waiver, the Fund paid advisory fees of $15,204,837, $14,476,699 and $11,106,796 for the fiscal years ended October 31, 2014, 2015 and 2016, respectively.For the RIC Global Opportunistic Credit Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2016 to February 28, 2017, that resulted in an effective advisory fee not to exceed 0.676%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.324% of its 1.00% advisory fee for the Fund, and from January 1, 2014 until February 28, 2015 agreed to waive 0.28% of its 1.00% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2014, 2015 and 2016 was $3,984,490, $5,477,123 and $5,661,526, respectively. There were no reimbursements for the periods ended October 31, 2014, 2015 and 2016. As a result of the waiver, the Fund paid advisory fees of $10,245,830, $12,123,263 and $11,820,015 for the fiscal years ended October 31, 2014, 2015 and 2016, respectively.
For the RIC Multi-Strategy Income Fund, RIM contractually agreed, from May 4, 2015 until February 28, 2017, to waive up to the full amount of its 0.75% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.65% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015 and 2016 was $492,335 and $1,370,507, respectively. There were no reimbursements for the periods ended October 31, 2015 and 2016. As a result of the waiver, the Fund paid advisory fees of $536,218 and $1,652,619 for the fiscal years ended October 31, 2015 and 2016, respectively.
From its advisory fees, RIM, as agent for RIF, pays all fees to the money managers of the Underlying Funds for their investment advisory services. The tables in the section entitled “Money Managers” set forth the fees paid to money managers of the RIF Underlying Funds. The following table sets forth the advisory fees retained by RIM with respect to the RIF Underlying Funds, net of fees paid to the money managers of the RIF Underlying Funds, but does not reflect RIM advisory fee waivers and expense reimbursements for the fiscal years ended December 31, 2016, 2015 and 2014, respectively:
	$ Amount Retained			Annual Rate (as a% of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIF U.S. Strategic Equity Fund	$2,466,091	$2,643,013	$2,609,653	0.56%	0.55%	0.55%
RIF U.S. Small Cap Equity Fund	1,212,039	1,371,497	1,297,175	0.57%	0.57%	0.53%
RIF Global Real Estate Securities Fund	4,561,651	4,562,578	4,226,017	0.58%	0.58%	0.58%
RIF International Developed Markets Fund	2,337,614	2,495,597	2,626,037	0.67%	0.65%	0.65%
RIF Strategic Bond Fund	4,191,131	4,119,115	3,685,880	0.48%	0.48%	0.47%

From its advisory fees, RIM, as agent for RIC, pays all fees to the money managers of the Underlying Funds for their investment advisory services. The table in the section entitled “Money Managers” sets forth the fees paid to money managers of the RIC Underlying Funds. The following table sets forth the advisory fees retained by RIM with respect to the RIC Underlying Funds, net of fees paid to the money managers of the RIC Underlying Funds but does not reflect RIM advisory fee waivers and expense reimbursements for the fiscal years ended October 31, 2016, 2015 and 2014, respectively:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIC U.S. Defensive Equity Fund	$ 3,429,046	$ 4,234,952	$ 4,920,517	0.39%	0.38%	0.37%
RIC U.S. Dynamic Equity Fund	3,034,468	3,874,610	4,190,010	0.60	0.59	0.58
RIC Global Equity Fund	16,921,343	20,381,912	22,006,600	0.68	0.65	0.66
RIC Emerging Markets Fund	16,266,646	19,883,709	20,530,596	0.76	0.73	0.75
RIC Unconstrained Total Return Fund(1)	182,952	N/A	N/A	0.69	N/A	N/A
RIC Investment Grade Bond Fund	2,076,462	2,573,171	2,998,290	0.18	0.18	0.18
RIC Short Duration Bond Fund	3,045,845	4,003,524	4,469,564	0.37	0.38	0.36
RIC Commodity Strategies Fund(2)	7,363,295	9,958,840	12,101,403	1.05	1.05	1.04
RIC Global Opportunistic Credit Fund	11,845,751	11,602,474	9,043,507	0.68	0.66	0.64
RIC Global Infrastructure Fund	11,997,789	15,181,374	15,975,267	0.98	0.96	0.98
RIC Multi-Strategy Income Fund(3)	1,838,678	611,066	N/A	0.46	0.45	N/A
(1) The RIC Unconstrained Total Return Fund commenced operations on September 23, 2016.
(2) Does not reflect consolidation of Fund’s Subsidiary.
(3) The RIC Multi-Strategy Income Fund commenced operations on May 4, 2015.
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like Russell Investments Financial Services, LLC (the Funds' distributor), is a wholly-owned subsidiary of RIM (the Funds' adviser).
Each of the Funds pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.0425% of the average daily net asset value of each Fund.
Each Fund invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
The Funds paid RIFUS the following administrative fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2016, 2015 and 2014, respectively.
Funds	12/31/16	12/31/15	12/31/14
Moderate Strategy Fund	$ 47,106	$ 47,650	$ 50,278
Balanced Strategy Fund	119,770	130,976	142,112
Growth Strategy Fund	84,832	89,027	91,781
Equity Growth Strategy Fund	20,096	21,738	23,573
Each of the Funds will indirectly bear its proportionate share of the administrative fees paid by the Underlying Funds in which it invests.
The RIF Underlying Funds in which the Funds may invest paid RIFUS the following administrative fees (gross of reimbursements and/or waivers) for the Underlying Funds’ fiscal years ended December 31, 2016, 2015 and 2014:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIF U.S. Strategic Equity Fund	$219,929	$239,534	$236,973	0.05%	0.05%	0.05%
RIF U.S. Small Cap Equity Fund	105,916	120,621	123,078	0.05	0.05	0.05
RIF Global Real Estate Securities Fund	396,559	393,622	364,465	0.05	0.05	0.05

	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIF International Developed Markets Fund	175,024	190,708	201,399	0.05	0.05	0.05
RIF Strategic Bond Fund	435,251	432,491	394,781	0.05	0.05	0.05
The RIC Underlying Funds in which the Funds may invest paid RIFUS the following administrative fees (gross of reimbursements and/or waivers) for the Underlying Funds’ fiscal years ended October 31, 2016, 2015 and 2014, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIC U.S. Defensive Equity Fund	$ 424,370	$ 530,263	$ 628,342	0.05%	0.05%	0.05%
RIC U.S. Dynamic Equity Fund	244,105	310,779	345,095	0.05	0.05	0.05
RIC Global Equity Fund	1,201,665	1,490,399	1,599,125	0.05	0.05	0.05
RIC Emerging Markets Fund	1,034,415	1,296,122	1,310,790	0.05	0.05	0.05
RIC Unconstrained Total Return Fund(1)	12,715	N/A	N/A	0.05	N/A	N/A
RIC Investment Grade Bond Fund	545,126	676,852	790,483	0.05	0.05	0.05
RIC Short Duration Bond Fund	393,144	503,430	586,562	0.05	0.05	0.05
RIC Commodity Strategies Fund(2)	338,216	450,530	556,874	0.05	0.05	0.05
RIC Global Opportunistic Credit Fund	843,843	838,568	677,498	0.05	0.05	0.05
RIC Global Infrastructure Fund	590,972	749,514	777,656	0.05	0.05	0.05
RIC Multi-Strategy Income Fund(3)	194,576	65,527	N/A	0.05	0.05	N/A
(1) The RIC Unconstrained Total Return Fund commenced operations on September 23, 2016.
(2) Does not reflect consolidation of Fund’s Subsidiary.
(3) The RIC Multi-Strategy Income Fund commenced operations on May 4, 2015.
RIFUS has contractually agreed to waive and/or reimburse all or a portion of its administrative fees for certain RIF and RIC Underlying Funds. These arrangements are not part of the Administrative Agreement with RIF or the Administrative Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the Underlying Funds’ last three fiscal years.
Current Underlying Fund Waivers:
The Commodity Strategies Subsidiary, pays RIFUS an administrative fee at the annual rate of up to 0.05% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Administrative Fees”). Pursuant to a contractual agreement with the RIC Commodity Strategies Fund, RIFUS has agreed to permanently waive the portion of the administrative fees paid by the RIC Commodity Strategies Fund to RIFUS in the amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fees received by RIFUS, if any. This waiver may not be terminated by RIFUS.
Past Underlying Fund Waivers:
The Commodity Strategies Subsidiary pays RIFUS an administrative fee at the annual rate of 0.05% of its net assets (the “Commodity Strategies Subsidiary Administrative Fee”). RIFUS contractually agreed to waive all or a portion of the administrative fees paid by the RIC Commodity Strategies Fund to RIFUS in an amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fee received by RIFUS, if any. RIFUS waived administrative fees in the amount of $108,985, $82,584 and $64,037 for the fiscal years ended October 31, 2014, 2015 and 2016, respectively. There were no reimbursements for the periods ended October 31, 2014, 2015 and 2016. As a result of the waiver, the RIC Commodity Strategies Fund paid administrative fees of $447,889, $367,946 and $274,179 for the fiscal years ended October 31, 2014, 2015 and 2016, respectively.
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the RIF Funds and Underlying Funds, oversee the Funds' and Underlying Funds' asset allocations and have primary responsibility for the management of the RIF Funds  and Underlying Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash or awarded as part of a long term incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.

Annual incentive awards for the RIM Managers of the RIF Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
•	Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. For each Fund, performance is generally assessed 25% relative to a blend of the Russell Global Index and the Bloomberg Barclays U.S. Aggregate Bond Index and 75% relative to the Morningstar peer group. The index blend is determined by senior management as that best representing the Fund’s investment strategy. The RIM Manager does not choose the peer group. The peer group assigned by senior management matches the assigned Morningstar peer group for each Fund.
Fund weightings for each RIM Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
Moderate Strategy Fund	40% Russell Global Index / 60% Bloomberg Barclays U.S. Aggregate Bond
Morningstar US Insurance Allocation – 30% to 50% Equity
Balanced Strategy Fund	65% Russell Global Index / 35% Bloomberg Barclays U.S. Aggregate Bond
Morningstar US Insurance Allocation – 50% to 70% Equity
Growth Strategy Fund	80% Russell Global Index / 20% Bloomberg Barclays U.S. Aggregate Bond
Morningstar US Insurance Allocation – 70% to 85% Equity
Equity Growth Strategy Fund	90% Russell Global Index / 10% Bloomberg Barclays U.S. Aggregate Bond
Morningstar US Insurance Allocation – 70% to 85% Equity
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIM asset class CIOs. Russell Investments’ compensation committee approves salaries and annual incentive awards after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments Board’s discretion and not based on a static formula.
The long term incentive plan provides key professionals with future cash payments, the value of which is tied to Russell Investments’ financial performance. Awards under the long term incentive plan are based on expected future contribution to the success of Russell Investments. A long term incentive plan award could be part of a RIM Manager’s annual incentive award, which is discretionary. A long term incentive plan award is paid according to a three year vesting schedule from date of grant.
RIM Managers earning over a specified amount of cash compensation (salary plus annual incentive awards) are eligible to participate in the deferred compensation plan which allows the RIM Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIM Manager.

Equity Securities Beneficially Owned By Rim Managers In The Funds
They Manage For The Fiscal Year Ended December 31, 2016
RIM Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIM Manager
Rob Balkema	None	Moderate Strategy Fund
	None	Balanced Strategy Fund
	None	Growth Strategy Fund
	None	Equity Growth Strategy Fund
Brian Meath	None	Moderate Strategy Fund
	None	Balanced Strategy Fund
	None	Growth Strategy Fund
	None	Equity Growth Strategy Fund

RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting Underlying Fund money managers or Underlying Funds for the Funds to invest in to fulfill those needs. Specifically, RIM Managers make money manager or Underlying Fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers of Underlying Funds utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage. RIM Managers of funds of funds utilize Russell Investments' proprietary capital markets research and portfolio strategy analysis to assist in determining the Underlying Funds in which to invest and the asset allocations of the Funds to meet the unique investment needs of the various funds they manage.
At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection for the Underlying Funds and asset allocation for the funds of funds. For RIM managers of Underlying Funds, it includes the hiring, termination and retention of money managers. For fund of funds asset allocations, this process includes defining a fund’s objective and determining appropriate ways to measure performance. This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class.
Occasionally, a particular money manager for an Underlying Fund may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the asset class CIO and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rim Managers
And Assets Under Management In The Accounts
As Of December 31, 2016
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Rob Balkema	15	$6,629	17	$6,610	2	$1,472	$14,711
Brian Meath	15	$6,629	17	$6,610	2	$1,472	$14,711
None of the above Other Accounts Managed by RIM Managers has an advisory fee based on the performance of the account.
Further information on the RIM Managers of the Underlying Funds is available in the Underlying Funds’ respective SAIs.

MONEY MANAGERS.
The Underlying Funds’ money managers are not affiliates of RIF or RIM, other than as discretionary or non-discretionary managers for a portion of an Underlying Fund's portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, other consulting clients of RIM, other offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fees received from the Underlying Funds, RIM, as agent for RIC and RIF, pays all fees to the money managers for their investment selection services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets with respect to which the money manager provides its services. For the RIF Underlying Funds’ fiscal years ended December 31, 2016, 2015 and 2014, fees paid to the money managers of the RIF Underlying Funds were:
	$ Amount Paid			Annual Rate (as a % of average daily net assets)
Fund	2016	2015	2014	2016	2015	2014
RIF U.S. Strategic Equity Fund	$ 744,876	$ 854,176	$ 850,153	0.17%	0.18%	0.18%
RIF U.S. Small Cap Equity Fund	694,450	799,689	918,226	0.33	0.33	0.37
RIF Global Real Estate Securities Fund	1,783,302	1,735,371	1,605,413	0.22	0.22	0.22
RIF International Developed Markets Fund	812,817	937,147	999,132	0.23	0.25	0.25
RIF Strategic Bond Fund	596,636	638,276	656,705	0.07	0.07	0.08
For the RIC Underlying Funds’ fiscal years ended October 31, 2016, 2015 and 2014, fees paid to the money managers of the RIC Underlying Funds were:
	$ Amount Paid			Annual Rate (as a % of average daily net assets)
Underlying Fund	2016	2015	2014	2016	2015	2014
RIC U.S. Defensive Equity Fund	$1,407,797	$ 1,888,067	$ 2,335,884	0.16%	0.17%	0.18%
RIC U.S. Dynamic Equity Fund	1,012,541	1,345,275	1,607,525	0.20	0.21	0.22
RIC Global Equity Fund	6,663,971	9,343,738	9,893,542	0.27	0.30	0.29
RIC Emerging Markets Fund	8,345,479	11,412,477	11,130,972	0.39	0.42	0.40
RIC Unconstrained Total Return Fund(1)	80,278	N/A	N/A	0.31	N/A	N/A
RIC Investment Grade Bond Fund	747,545	979,349	1,150,786	0.07	0.07	0.07
RIC Short Duration Bond Fund	620,150	753,163	1,072,216	0.08	0.07	0.09
RIC Commodity Strategies Fund(2)	1,397,196	1,865,142	2,513,769	0.20	0.21	0.21
RIC Global Opportunistic Credit Fund	5,635,790	5,997,912	5,186,813	0.32	0.34	0.36
RIC Global Infrastructure Fund	3,310,422	4,488,054	4,441,099	0.27	0.29	0.27
RIC Multi-Strategy Income Fund(3)	1,184,448	417,487	N/A	0.29	0.30	N/A
(1) The RIC Unconstrained Total Return Fund commenced operations on September 23, 2016.
(2) Does not reflect consolidation of Fund’s Subsidiary.
(3) The RIC Multi-Strategy Income Fund commenced operations on May 4, 2015.
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC and RIF have each paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIF. As custodian, State Street is responsible for the safekeeping of the Funds' and Underlying Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund and Underlying Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor”) serves as the distributor of RIF Shares. The Distributor receives no compensation from RIF for its services.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as transfer and dividend disbursing agent for RIF. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIF. RIFUS retains a portion of this fee for its services provided to RIF and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIF. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds and Underlying Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
RIF, RIC, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund and Underlying Fund's shareholders, as applicable. The codes of ethics are designed to prevent affiliated persons of RIF, RIC, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds or Underlying Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund or an Underlying Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with RIF, RIC or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
UNDERLYING FUND EXPENSES.
The Underlying Funds will pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Underlying Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Underlying Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC or RIF to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Common expenses are allocated among the RIC and RIF Underlying Funds based primarily upon their relative net assets.

FUND OPERATING EXPENSES.
The Funds will pay all their expenses other than those expressly assumed by RIM. The principal expense of the Funds is the annual advisory fee and administrative fee payable to RIM and RIFUS, respectively. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Common expenses are allocated among the Funds based primarily upon their relative net assets. Additionally, each Fund, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests.
VALUATION OF FUND SHARES.
The net asset value per share is calculated separately for each Fund on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each Fund by dividing the current value of the Fund’s assets, less liabilities, by the number of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value the Shares of the Underlying Funds at the current net asset value per share of each Underlying Fund.
The Funds and Underlying Funds value portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds and Underlying Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RIFUS, RIFUS’s Oversight Committee and the Funds' and Underlying Funds’ custodian. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds and Underlying Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund or an Underlying Fund would receive if it sold the instrument.
If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund or an Underlying Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund or Underlying Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' and Underlying Funds’ net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund and Underlying Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund and Underlying Fund (and each Fund which invests in such Underlying Fund) when the Fund or Underlying Fund deems that the particular event or circumstance would materially affect such Fund or Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATES OF THE FUNDS.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities, including Underlying Fund Shares, for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures and forward contracts, are excluded. The Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund’s Shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus.
The portfolio turnover rates for the fiscal years ended December 31, 2016 and 2015 for each Fund were:
Funds	12/31/16	12/31/15
Moderate Strategy Fund	38%	29%
Balanced Strategy Fund	19	23
Growth Strategy Fund	18	23
Equity Growth Strategy Fund	21	31
PORTFOLIO TURNOVER RATES OF THE UNDERLYING FUNDS.
Portfolio turnover measures how frequently securities held by an Underlying Fund are bought and sold. The portfolio turnover rate for each Underlying Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Underlying Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements are excluded.
The portfolio turnover rates for the fiscal years ended December 31, 2016 and 2015 and October 31, 2016 and 2015, respectively, for the Underlying Funds were:
Underlying Funds	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
RIF U.S. Strategic Equity Fund	101%	99%
RIF U.S. Small Cap Equity Fund	106	138
RIF Global Real Estate Securities Fund	91	64

Underlying Funds	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
RIF International Developed Markets Fund	36	35
RIF Strategic Bond Fund	262	225

Underlying Funds	Fiscal Year Ended October 31, 2016	Fiscal Year Ended October 31, 2015
RIC U.S. Defensive Equity Fund	94%	93%
RIC U.S. Dynamic Equity Fund	118	142
RIC Global Equity Fund	46	47
RIC Emerging Markets Fund	68	71
RIC Unconstrained Total Return Fund(1)	43	N/A
RIC Investment Grade Bond Fund	207	187
RIC Short Duration Bond Fund	113	183
RIC Commodity Strategies Fund	-	-
RIC Global Opportunistic Credit Fund	68	98
RIC Global Infrastructure Fund	102	86
RIC Multi-Strategy Income Fund(2)	67	38
(1)	The RIC Unconstrained Total Return Fund commenced operations on September 23, 2016.
(2)	The RIC Multi-Strategy Income Fund commenced operations on May 4, 2015.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s or an Underlying Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. No disclosure of the portfolio holdings for the Funds may be made except to comply with applicable legal or regulatory requirements, such as required periodic portfolio disclosure in filings with the SEC.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds' website a statement relating to such event which may include information regarding the Funds' portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
Non-Public Disclosures of Portfolio Holdings Information
RIM and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds' portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Mellon Analytical Solutions, Brown Brothers Harriman, Bloomberg AIM, Barclays Point, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Advent Software, Inc., Vestek, Amba Research, Genpact, Riskmetrics Hedge Platform, Hexaware, SS&C, Electra Information Systems and Fund Assist provide such services to RIM and the money managers and as such may receive monthly, weekly or daily portfolio holdings. RIM and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, the Funds' custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, PricewaterhouseCoopers LLP and Cloudmargin provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services, audit services and collateral management, respectively, to RIM, RIFUS or the Funds. CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Funds provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as Crane Data LLC, Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds' shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds, RIM or the money managers for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds' portfolio holdings made in accordance with these procedures is authorized by the Funds' Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds' Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds' Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Funds invest principally in the Underlying Funds. Each Fund will vote in the same manner and proportion as the votes cast by other shareholders of the Underlying Funds in which the Fund invests. In the event that an Underlying Fund’s only shareholders are the Funds or RIC funds-of-funds, each Fund will vote pursuant to the recommendation of the Proxy Administrator (as defined below).

The Board has delegated to RIM, as RIF and RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIM has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIM has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds and Underlying Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds or Underlying Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regard to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at https://russellinvestments.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made by RIM with respect to the Funds and either by the money manager of the Underlying Fund or by RIM with respect to the Underlying Funds. RIF's and RIC's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF's and RIC's Board-approved policies and procedures.
A money manager may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the money manager or RIM, including Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and investment adviser and an affiliate of RIM, as well as with brokers affiliated with other money managers. RIM effects certain portfolio transactions for the Funds and Underlying Funds through RIIS.
RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. For the Funds, trades placed through RIIS and its independent brokers are made to execute portfolio securities transactions for the portion of each Fund’s assets that RIM determines not to allocate to the Underlying Funds, including assets RIM may manage to seek to actively manage the Fund’s overall exposures and for each Fund’s cash reserves. For the Underlying Funds, trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions for the Underlying Funds, (ii) to execute portfolio securities transactions for the portion of each Underlying Fund’s assets that RIM determines not to allocate to money managers, including assets RIM may manage to effect an Underlying Fund's investment strategies and/or to modify an Underlying Fund's overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of an Underlying Fund's assets that RIM manages based upon model portfolios provided by the Underlying Fund's non-discretionary managers or (iv) to execute a money manager’s portfolio securities transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager. RIM has authorized RIIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Funds and Underlying Funds. In connection with these transactions, RIIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on behalf of the Funds and Underlying Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Funds and Underlying Funds as such counterparties may reasonably request.
In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
Certain Underlying Funds will effect transactions through Cowen Execution Services (“Cowen”) and its global network of unaffiliated correspondent brokers, as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. Trades placed through Cowen, SSGM and their correspondents are used (i) to obtain research services for RIM to assist RIM in its investment decision-making process in its capacity as Advisor to the Underlying Funds or (ii) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIM or to generate commission rebates to the Underlying Funds, the Underlying Funds’

money managers are requested to, and RIM may with respect to transactions it places, effect transactions with or through Cowen, SSGM and their correspondents or other brokers only to the extent that the money managers or RIM believe that the Underlying Funds will receive best execution. In addition, RIM recommends targets for the amount of trading that money managers direct though Cowen and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIM by Cowen, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIM may benefit the particular Underlying Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIM or its affiliates. Similarly, the Underlying Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIM are approved and monitored by a Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIM using soft commissions generated by funds managed by RIM or its affiliates, including the Underlying Funds.
Cowen, SSGM or other brokers may also rebate to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through Cowen, SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIM’s research needs have been met.
Cowen and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIM or commission recapture to the Underlying Funds. Trades through Cowen, SSGM and their correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
Additionally, a money manager may independently effect transactions through Cowen, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients.
BROKERAGE COMMISSIONS.
During the RIF Underlying Funds’ fiscal years ended December 31, 2016, 2015 and 2014, the total brokerage commissions paid by the RIF Underlying Funds were:
	2016	2015	2014
RIF U.S. Strategic Equity Fund	$ 305,691	$324,517	$333,941
RIF U.S. Small Cap Equity Fund	312,859	498,593	351,198
RIF Global Real Estate Securities Fund	1,166,396	990,619	931,703
RIF International Developed Markets Fund	249,800	256,171	286,915
RIF Strategic Bond Fund	180,954	34,153	86,013
During the RIC Underlying Funds’ fiscal years ended October 31, 2016, 2015 and 2014, the total brokerage commissions paid by the RIC Underlying Funds were:
	2016	2015	2014
RIC U.S. Defensive Equity Fund	$ 332,699	$ 460,503	$ 645,836
RIC U.S. Dynamic Equity Fund	651,333	935,820	1,091,503
RIC Global Equity Fund	1,805,550	2,033,323	2,003,466
RIC Emerging Markets Fund	3,698,029	4,703,446	4,929,665
RIC Unconstrained Total Return Fund(1)	2,355	N/A	N/A
RIC Investment Grade Bond Fund	120,831	50,637	208,765
RIC Short Duration Bond Fund	29,637	45,270	185,425
RIC Global Infrastructure Fund	2,472,440	2,841,635	3,351,103
RIC Multi-Strategy Income Fund(2)	278,965	126,471	N/A
(1)	The RIC Unconstrained Total Return Fund commenced operations on September 23, 2016.

(2)	The RIC Multi-Strategy Income Fund commenced operations on May 4, 2015.
The principal reasons for changes in certain Underlying Funds’ brokerage commissions for the three years were (1) changes in Underlying Fund asset size, (2) changes in market conditions and (3) changes in money managers of certain Underlying Funds, resulting in increased securities transactions and brokerage commissions.
During the Underlying Funds' fiscal year ended December 31, or October 31, 2016, approximately $771,053 of the brokerage commissions of the Underlying Funds were directed to brokers who provided brokerage or research services to RIM. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith.
Gross brokerage commissions received by broker/dealers that were affiliated with RIM or the relevant money managers for the RIF Underlying Funds' fiscal years ended December 31, 2016, 2015 and 2014 from portfolio transactions effected for the RIF Underlying Funds were as follows:
Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIF U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	34,432	11.264%	12.813%
Total:	34,432	11.264%	12.813%
RIF International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	44,020	17.622%	4.619%
Total:	44,020	17.622%	4.619%
RIF Strategic Bond Fund
RIM
Russell Investments Implementation Services, LLC	104,664	57.84%	2.012%
Total:	104,664	57.84%	2.012%
RIF Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	157,437	13.498%	11.873%
Total:	157,437	13.498%	11.873%

Fund Name	RIM/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIF U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	212,595	42.639%	30.901%
Total:	212,595	42.639%	30.901%
RIF U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	35,527	10.948%	11.346%
Total:	35,527	10.948%	11.346%
RIF International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	68,742	26.835%	9.208%
Total:	68,742	26.835%	9.208%
RIF Global Real Estate Securities Fund
RIM

Fund Name	RIM/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
		Russell Investments Implementation Services, LLC	64,910	6.552%	5.487%
Total:			64,910	6.552%	5.487%

Fund Name	RIM/Money Manager	Affiliated Broker	2014 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIF U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	27,917	7.949%	5.171%
Total:	27,917	7.949%	5.171%
RIF Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	28,043	8.398%	7.339%
Sustainable Growth Advisers, LP
Russell Investments Implementation Services, LLC	3	0.001%	0.001%
Total:	28,046	8.399%	7.340%
RIF International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	3,844	1.340%	0.636%
Total:	3,844	1.340%	0.636%
RIF Strategic Bond Fund
RIM
Russell Investments Implementation Services, LLC	41,107	47.792%	0.971%
Total:	41,107	47.792%	0.971%
RIF Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	109,286	11.730%	11.786%
Total:	109,286	11.730%	11.786%
Gross brokerage commissions received by broker/dealers that were affiliated with RIM or the relevant money managers for the RIC Underlying Funds’ fiscal years ended October 31, 2016, 2015 and 2014 from portfolio transactions effected for the RIC Underlying Funds, were as follows:
Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIC Emerging Markets Fund
RIM
Russell Investments Implementation Services, LLC	617,691	16.703%	3.980%
Total:	617,691	16.703%	3.980%
RIC Global Equity Fund
RIM
Russell Investments Implementation Services, LLC	393,198	21.777%	8.228%
Total:	393,198	21.777%	8.228%
RIC Global Infrastructure Fund
RIM
Russell Investments Implementation Services, LLC	327,339	13.239%	9.104%
Total:	327,339	13.239%	9.104%
RIC Multi-Strategy Income Fund

Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
	RIM
		Russell Investments Implementation Services, LLC	17,417	6.244%	0.784%
Total:			17,417	6.244%	0.784%
RIC U.S. Defensive Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	91,825	27.600%	12.666%
Total:			91,825	27.600%	12.666%
RIC U.S. Dynamic Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	54,723	8.402%	6.699%
	Cornerstone Capital Management
		Russell Investments Implementation Services, LLC	3,199	0.491%	0.386%
Total:			57,922	8.893%	7.085%

Fund Name	RIM/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIC Emerging Markets Fund
RIM
Russell Investments Implementation Services, LLC	1,559,038	33.147%	6.571%
Total:	1,559,038	33.147%	6.571%
RIC Global Equity Fund
RIM
Russell Investments Implementation Services, LLC	457,429	22.497%	11.358%
Total:	457,429	22.497%	11.358%
RIC Global Infrastructure Fund
RIM
Russell Investments Implementation Services, LLC	278,579	9.804%	7.331%
Total:	278,579	9.804%	7.331%
RIC Multi-Strategy Income Fund
RIM
Russell Investments Implementation Services, LLC	79,620	62.955%	10.063%
Total:	79,620	62.955%	10.063%
RIC U.S. Defensive Equity Fund
RIM
Russell Investments Implementation Services, LLC	98,726	21.439%	13.945%
Total:	98,726	21.439%	13.945%
RIC U.S. Dynamic Equity Fund
RIM
Russell Investments Implementation Services, LLC	91,306	9.757%	6.456%
Cornerstone Capital Management
Russell Investments Implementation Services, LLC	2,289	0.245%	0.260%
Total:	93,595	10.002%	6.716%

Fund Name	RIM/Money Manager	Affiliated Broker	2014 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIC Emerging Markets Fund

Fund Name	RIM/Money Manager	Affiliated Broker	2014 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIM
Russell Investments Implementation Services, LLC	887,322	18.000%	5.929%
UBS Global Asset Management
UBS Securities LLC	1,794	0.036%	0.024%
Total:	889,116	18.036%	5.953%
RIC Global Equity Fund
RIM
Russell Investments Implementation Services, LLC	162,742	8.123%	4.797%
Total:	162,742	8.123%	4.797%
RIC Global Infrastructure Fund
RIM
Russell Investments Implementation Services, LLC	687,641	20.520%	13.717%
Total:	687,641	20.520%	13.717%
RIC U.S. Defensive Equity Fund
RIM
Russell Investments Implementation Services, LLC	108,653	16.824%	8.843%
Total:	108,653	16.824%	8.843%
RIC U.S. Dynamic Equity Fund
RIM
Russell Investments Implementation Services, LLC	76,837	7.040%	8.602%
Total:	76,837	7.040%	8.602%
RIC Investment Grade Bond Fund
RIM
Russell Investments Implementation Services, LLC	162,934	78.047%	1.330%
Total:	162,934	78.047%	1.330%
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended December 31, or October 31, 2016 for the Underlying Funds was 9.50%.
During the RIF Underlying Funds’ fiscal year ended December 31, 2016, the RIF Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act. The values of broker-dealer securities held as of December 31, 2016, were as follows:
Broker	RIF U.S. Strategic Equity Fund	RIF U.S. Small Cap Equity Fund	RIF Global Real Estate Securities Fund	RIF International Developed Markets Fund	RIF Strategic Bond Fund
Barclays Capital, Inc.				1,812,256
Citigroup Inc.	4,037,793				11,727,488
Deutsche Bank Securities, Inc.					233,975
Goldman, Sachs & Co.	2,459,630				6,777,685
HSBC Securities, Inc.				2,186,224	2,693,922
J.P. Morgan Securities, Inc.	5,986,196				8,667,391
Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,355,847				9,489,570
Morgan Stanley & Co. Incorporated					8,660,791
Nomura Bank			2,918,883		720,313
Royal Bank of Canada				291,022
State Street Global Markets, LLC	2,458,517				154,968
UBS Securities LLC				3,051,804	2,503,799

During the RIC Underlying Funds’ fiscal year ended October 31, 2016, the RIC Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act. The values of broker-dealer securities, held as of October 31, 2016, were as follows:
Broker	RIC U.S. Dynamic Equity Fund	RIC Global Equity Fund	RIC Emerging Markets Fund	RIC Unconstrained Total Return Fund	RIC Investment Grade Bond Fund
Barclays Capital, Inc.		14,499,599	595,441		195,573
Citigroup Inc.	8,897,428	18,927,665			9,327,139
Credit Suisse First Boston Corp.		16,954,727		994,923	1,914,595
Goldman, Sachs & Co.	3,411,870	9,179,360			9,974,291
J.P. Morgan Securities, Inc.	7,624,903	42,493,365	12,058,576	1,284,416	8,790,060
Macquarie Group Limited	(91,300)		1,733,122	1,497,269
Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,807,484	17,655,000		468,535	10,970,865
Morgan Stanley & Co. Incorporated	1,900,901			345,471	8,846,835
Nomura Bank
Royal Bank of Canada		793,454			504,073
State Street Global Markets, LLC	1,950,574	10,704,497
UBS Securities LLC	1,273,335			150,473	2,645,630
Wells Fargo Advisors	159,977	13,441,729		186,515	6,125,604

Broker	RIC U.S. Defensive Equity Fund	RIC Global Opportunistic Credit Fund	RIC Global Infrastructure Fund	RIC Multi-Strategy Income Fund
Barclays Capital, Inc.		3,666,329		1,779,486
Citigroup Inc.		5,656,422		2,738,592
Credit Suisse First Boston Corp.		772,000		414,000
Goldman, Sachs & Co.		1,634,199		851,050
J.P. Morgan Securities, Inc.		3,623,691		3,793,863
Macquarie Group Limited			8,889,354	1,351,174
Merrill Lynch, Pierce, Fenner & Smith, Inc.		1,907,387		3,264,828
Morgan Stanley & Co. Incorporated				1,924,830
Nomura Bank				92,385
Royal Bank of Canada				204,299
State Street Global Markets, LLC	3,633,789			576,180
UBS Securities LLC		614,250		1,023,000
Wells Fargo Advisors	8,607,551	1,802,068		6,397,015

Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in their Prospectus.

INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions. The fundamental investment restrictions of the Underlying Funds are listed in the next section.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
Because of their investment objectives and policies, investments of the Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Funds’ investment policies set forth in the Funds’ Prospectus, each of the Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund may invest (other than the RIF Global Real Estate Securities Fund) will not purchase securities if, as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act. The RIF Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2. Purchase or sell real estate; provided that a Fund may invest in the RIF Global Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs.
4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5. Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries.
With regard to investment restriction 1, above, the statement that the Funds will be concentrated in the mutual fund industry means that the Funds will principally invest in shares of other mutual funds. In accordance with each Fund’s investment program as set forth in the Prospectus, a Fund may invest more than 25% of its assets in any one Underlying Fund.

With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
Each Fund will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund rather than the Underlying Fund.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
The Funds do not invest in repurchase agreements.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
 No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
Investment Restrictions And Policies Of The Underlying Funds
Each Underlying Fund’s investment objective, with the exception of the RIC U.S. Defensive Equity Fund and RIC Investment Grade Bond Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Underlying Fund’s shareholders. If an Underlying Fund’s investment objective is changed by the Board of Trustees, the respective Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of the RIC U.S. Defensive Equity Fund and RIC Investment Grade Bond Fund are, fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Underlying Fund. The vote of a majority of the outstanding voting securities of each Underlying Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Underlying Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Underlying Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Underlying Fund. Other policies and restrictions may be changed by an Underlying Fund without shareholder approval. The Underlying Funds’ investment objectives are set forth in the respective Prospectuses. The RIC Commodity Strategies Fund will look through to the assets of the Commodity Strategies Subsidiary for the purposes of complying with the investment restrictions noted below.

INVESTMENT RESTRICTIONS.
Each Underlying Fund is subject to the following fundamental investment restrictions. For purposes of the following investment restrictions, any reference to “Fund(s)” shall mean the Underlying Fund(s).
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Underlying Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Underlying Fund may:
1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. This investment restriction shall not apply to the RIF Global Real Estate Securities Fund. The RIF Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3. Purchase or sell commodities (physical commodities for the RIC Commodity Strategies Fund) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the RIC Commodity Strategies and RIC Multi-Strategy Income Funds from purchasing or selling commodity-linked derivative instruments and other commodity-linked securities, including swap agreements, commodity-linked structured notes, options, swaptions, futures contracts with respect to indices or individual commodities and options on futures contracts, equities of commodity–related companies, exchange traded funds and exchange traded notes or from investing in securities or other instruments backed by physical commodities or by indices.
4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The RIF Global Real Estate Securities Fund concentrates its investments in real estate securities. For purposes of this investment restriction, the RIC Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICs”) methodology. For all other Underlying Funds, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology.

With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent the Funds from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Underlying Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Underlying Funds as permitted by the 1940 Act.
Each Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Underlying Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Underlying Fund’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.
The Underlying Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
An Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the Underlying Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, an Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Underlying Fund’s best interests. During a period in which any Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives.
INVESTMENT POLICIES
The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The investment objective and principal investment strategies for each Underlying Fund are provided in their respective Prospectuses. The following discussion describes certain investment strategies that the  Funds and Underlying Funds may pursue and certain types of instruments in which the  Funds and Underlying Funds may invest. The  Funds and Underlying Funds may not invest in all of the instruments listed below. The  Funds and Underlying Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund and Underlying Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The RIF U.S. Strategic Equity, RIC U.S. Defensive Equity, RIC U.S. Dynamic Equity, RIF U.S. Small Cap Equity, RIF Global Real Estate Securities, RIC Commodity Strategies, RIC Global Infrastructure, RIC Global Equity, RIC Emerging Markets and RIF International Developed Markets Funds are referred to collectively as the “Underlying Equity Funds.”
The RIF Strategic Bond, RIC Global Opportunistic Credit, RIC Unconstrained Total Return, RIC Investment Grade Bond and RIC Short Duration Bond Funds are referred to collectively as the “Underlying Fixed Income Funds.”

The RIC Multi-Strategy Income Fund is considered both an “Underlying Equity Fund” and an “Underlying Fixed Income Fund.”
Investment Strategies and Portfolio Instruments.
Each Fund's and Underlying Fund’s principal and certain non-principal investment strategies and the related risks are described in the relevant Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the relevant Fund's Prospectus, is a non-principal strategy and risk of the Fund or Underlying Fund.
Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Underlying Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Underlying Fund’s cash reserves to seek to achieve the desired risk/return profile for the Underlying Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An Underlying Fund may hold additional cash in connection with its investment strategy. The Funds may hold cash in connection with their investments in derivatives.
The  Funds and Underlying Funds, except the RIC Commodity Strategies Fund, usually, but not always, pursue a strategy of being fully invested by exposing all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Fund or Underlying Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Underlying Fund’s benchmark and RIM may use the cash equitization process to manage Fund or Underlying Fund exposures in order to seek to achieve the desired risk/return profile for the Fund or Underlying Fund. RIM may also not equitize all or a portion of the Fund's or Underlying Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  In addition, for the RIF Strategic Bond, RIC Unconstrained Total Return, RIC Investment Grade Bond and RIC Short Duration Bond Funds, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years for the RIF Strategic Bond, RIC Unconstrained Total Return and RIC Investment Grade Bond Funds and average portfolio duration of approximately two years and individual effective maturities of up to six years for the RIC Short Duration Bond Fund, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Commodity-Linked Derivatives. The RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that commodity-linked derivative investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
In selecting investments for the Underlying Funds' portfolios, RIM and the money managers evaluate the merits of commodity-linked derivative instruments based upon such factors as the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.
Each Underlying Fund's primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. Some of these investments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, commodity index, commodity futures or option contract, index or other readily measurable economic variable. Each Underlying Fund may invest in these instruments directly and the RIC Commodity Strategies Fund may invest in these instruments indirectly through investments in its Subsidiary, a wholly owned subsidiary of the Underlying Fund formed in the Cayman Islands.
Principal Protection. The RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Underlying Fund will receive at maturity the face or stated value of the note.
With a principal protected commodity-linked instrument, an Underlying Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. RIM or a money manager’s decision on whether to use principal protection depends in part on the cost of the protection. In deciding to purchase a note without principal protection, RIM or a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variables over the term of the note, the cost of the note, and any other economic factors that RIM or the money manager believes are relevant. The Underlying Funds will limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.
With full principal protection, the Underlying Funds will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.
Each Underlying Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Underlying Funds may invest in may have no principal protection and the instrument could lose all of its value.
The Underlying Funds do not currently expect to invest more than 25% of their total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Underlying Funds do not currently intend to invest more than 10% of their total assets in notes that mature in more than 19 months.
Hedging Strategies. Financial futures contracts may be used by the  Funds and Underlying Funds during or in anticipation of adverse market events such as interest rate changes for the  Funds and Underlying Fixed Income Funds or declining equity prices for the  Funds and Underlying Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's or an Underlying Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's or Underlying Fund's securities by enabling the Fund or Underlying Fund to repurchase the futures contract at a lower price to close out the position.
The Underlying Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund or an Underlying Fund to be unable to close out the futures contract thereby affecting the Fund's or Underlying Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's or an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Lending Portfolio Securities. Certain Underlying Funds may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Underlying Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by an Underlying Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of an Underlying Fund’s dividends received by an Underlying Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
The Underlying Funds invest cash collateral received, at each Underlying Fund’s own risk, in an unregistered short-term investment fund advised by RIM. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities. Any remaining income is divided between the Underlying Fund and the unaffiliated lending agent.
An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower.
No Underlying Fund may lend portfolio securities in an amount that exceeds 33 1⁄3% of total fund assets.

Illiquid and Restricted Securities. No more than 15% of an Underlying Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the Underlying Funds has adopted procedures to permit each Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (“Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. An Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Underlying Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When effecting such transactions, liquid assets of the Underlying Fund, in a dollar amount sufficient to make payment for the portfolio securities to be purchased, will be segregated on the Underlying Fund's records at the trade date and maintained until the transaction is settled. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the RIF International Developed Markets, RIC Global Equity, RIC Emerging Markets, RIC Global Opportunistic Credit, RIC Unconstrained Total Return, RIC Global Infrastructure and RIC Multi-Strategy Income Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Underlying Fund is made prior to the Underlying Fund’s receipt of cash payment therefor or the Underlying Fund’s payment of cash for portfolio securities occurs prior to the Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after an Underlying Fund has tendered cash payment or securities, as the case may be.
Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Underlying Fund’s expenses (including operating expenses and the advisory fee paid by the Underlying Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Underlying Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETFs.” The Underlying Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500®, the NASDAQ 100, the Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index or the Bloomberg Barclays Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Fund will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if an Underlying Fund invests in an ETF, an investor in the Underlying Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Underlying Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The RIC U.S. Defensive Equity and RIC U.S. Dynamic Equity Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.
Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at least equal the current market value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). These requirements may result in an Underlying Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in an Underlying Fund needing to sell holdings at a disadvantageous time to satisfy its obligations or to meet segregation requirements.
Short Sales “Against the Box.” The RIC U.S. Defensive Equity and RIC U.S. Dynamic Equity Funds may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that the Underlying Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of the Underlying Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Underlying Fund does not intend to engage in short sales against the box for investment purposes. The Underlying Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Underlying Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Underlying Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Underlying Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Foreign Securities
Investment in Foreign Securities. The Underlying Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Underlying Fund may tend to have a greater exposure to liquidity risk.
In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the European Union (the “EU”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiation on the terms of the withdrawal. There is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences, precise time frame and financial market reaction. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU.
Investment in Emerging Markets. The Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds  and the RIC Commodity Strategies Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Underlying Funds. As a general rule, the Underlying Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Underlying Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Underlying Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Underlying Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor.
Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The recent global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of an Underlying Fund’s investments.
Privatizations. The RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Underlying Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Underlying Fixed Income Funds and the RIC Global Equity, RIF International Developed Markets, RIC Emerging Markets and RIC Global Infrastructure Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. The RIC Global Equity, RIC Emerging Markets, RIC Multi-Strategy Income and RIF International Developed Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Foreign Currency Exchange. Since the Underlying Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Underlying Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Underlying Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Investments in the People’s Republic of China. The Underlying Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Underlying Funds' Prospectus. Investing in securities and instruments economically tied to the PRC subjects an Underlying Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets. In addition to these risks, investing in the PRC presents additional risks including, but not limited to, the following: (a) inefficiencies caused by erratic growth; (b) a lack of consistently-reliable economic data; (c) potentially high rates of inflation; (d) export and international trade dependency; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank; (i) the relatively small size and lack of operating history of many PRC companies; (j) a legal and regulatory framework for securities markets, custody arrangements and commerce that is in developing stages; and (k) uncertainty regarding the PRC government’s commitment to economic reforms.
The PRC is an emerging market, and certain factors, including increasing gaps between the rich and poor and the instability of existing political structures, may affect the country’s stability. Such factors could adversely affect an Underlying Fund investing in securities and instruments economically tied to the PRC. Additionally, favorable trends toward market and economic reform and the privatization and removal of trade barriers could be reversed by political uncertainty, political corruption and military intervention. Significant disruption to securities markets could result.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters, including droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. An Underlying Fund’s investment in the PRC is therefore subject to the risk of such natural disasters. Additionally, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to an Underlying Fund’s investments in the PRC.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect an Underlying Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on an Underlying Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
Investing through Stock Connect. The Underlying Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect an Underlying Fund’s investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude an Underlying Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to risks relating to applicable trading, clearance and settlement procedures that are untested in the PRC. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Because Stock Connect is in its early stages, additional developments are likely. It is unclear whether or how such developments may affect an Underlying Fund’s investments or returns. Additionally, the application and interpretation of the laws and regulations of Hong Kong and the PRC are uncertain, as are the rules, policies and guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program. These may have a negative impact on an Underlying Fund’s investments and returns.
Equity Securities
Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Underlying Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000(R) Index.  Please see the Underlying Funds' Prospectuses for the risks associated with investments in securities of these capitalization sizes.
Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The Underlying Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, an Underlying Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of an Underlying Fund, hence worsening the Underlying Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Rights and Warrants. The Underlying Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Underlying Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the RIF Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.
An Underlying Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through an Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund.
Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs.
“Special Situation” Companies. The RIC Commodity Strategies and the RIC Multi-Strategy Income Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. An Underlying Fund believes, however, that if RIM or a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Underlying Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Master Limited Partnerships (“MLPs”). The Underlying Equity Funds and the RIC Unconstrained Total Return Fund may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Any return of capital distributions received from an MLP equity security may require an Underlying Fund to restate the character of distributions made by the Underlying Fund as well as amend any previously issued shareholder tax reporting information.

Debt Instruments and Money Market Instruments
To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis.
The Underlying Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Underlying Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Underlying Fixed Income Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which an Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by an Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by an Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” an Underlying Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, an Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by an Underlying Fund and not within its control and therefore the realization by the Underlying Fund on such collateral may be automatically stayed. It is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements and Dollar Rolls. The Underlying Fixed Income Funds may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund at least equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
The Underlying Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, an Underlying Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
An Underlying Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets at least equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on an Underlying Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an Underlying Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Underlying Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Underlying Fixed Income Funds and the RIC Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. An Underlying Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Underlying Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Government Zero Coupon Securities. The RIC Unconstrained Total Return, RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Underlying Fixed Income Funds and the RIC Commodity Strategies Fund may invest in include the securities described below.
Reverse Mortgages. Certain Underlying Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. Certain Underlying Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, an Underlying Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which an Underlying Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. An Underlying Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. An Underlying Fund may also purchase or sell an option to buy or sell a TBA sale commitment. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by an Underlying Fund.

Risk Factors. The value of an Underlying Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, an Underlying Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, an Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund.
Collateralized Loan Obligations. The Underlying Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectuses (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Underlying Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and segregate liquid assets in an amount sufficient to meet such commitments. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to an Underlying Fund, a reduction in the value of the loan and a potential decrease in an Underlying Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, an Underlying Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, an Underlying Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, an Underlying Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, an Underlying Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. An Underlying Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Underlying Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Underlying Fund relies on RIM's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund’s redemption obligations for a period after the sale of the loans, and, as a result, an Underlying Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to an Underlying Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate an Underlying Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As an Underlying Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts.
In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. The  RIC Global Opportunistic Credit, RIC Unconstrained Total Return and RIC Multi-Strategy Income Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Underlying Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

High Yield Bonds. The Underlying Funds, except the RIC Investment Grade Bond Fund, may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are less liquid than higher rated securities.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities.
Lowest Rated Investment Grade Securities. The Underlying Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Auction Market and Remarketed Preferred Stock. The Underlying Fixed Income Funds  and the RIC Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The RIC Unconstrained Total Return, RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by an Underlying Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The RIC Unconstrained Total Return, RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Underlying Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose an Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and an Underlying Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The RIC Unconstrained Total Return, RIC Commodity Strategies and RIC Multi-Strategy Income Funds' investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, an Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. As a result, an Underlying Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If an Underlying Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If an Underlying Fund holds securities that are affected by a city’s bankruptcy filing, the Underlying Fund's investments in those securities may lose value, which could cause the Underlying Fund's performance to decline.
Municipal Obligations and Bonds. The Underlying Fixed Income Funds and the RIC Commodity Strategies Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including a multi-year trend of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In addition, Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. On May 3, 2017, Puerto Rico's oversight board filed a debt restructuring petition to restructure approximately $70 billion in central government debt. The restructuring process will give Puerto Rico the legal ability to impose losses on creditors. The specific results of the restructuring and its impact on creditors are uncertain. Restructuring of some or all of the Commonwealth’s debt, or further decline in market prices of Puerto Rico debt obligations, could have a negative impact on the marketability, liquidity or value of certain investments held by the Underlying Funds, which could reduce an Underlying Fund's performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of an Underlying Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Underlying Fixed Income Funds and the RIC Commodity Strategies Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by an Underlying Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for an Underlying Fund. An Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. An Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. An Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund.
Puts, Stand-by Commitments and Demand Notes. The Underlying Fixed Income Funds may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Underlying Funds' credit quality requirements.
The RIC Commodity Strategies and Underlying Fixed Income Funds may also invest in demand notes and the Underlying Fixed Income Funds may invest in variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Underlying Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Underlying Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Underlying Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Underlying Fixed Income Funds  and the RIC Commodity Strategies Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.
The Underlying Fixed Income Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Underlying Fixed Income Funds and the RIC Commodity Strategies Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Underlying Fixed Income Funds and the RIC Commodity Strategies Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Underlying Fixed Income Funds and the RIC Commodity Strategies Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Underlying Fixed Income Funds and the RIC Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Underlying Funds that invest in these securities and may affect their share price.
Funding Agreements. The Underlying Fixed Income Funds  and the RIC Commodity Strategies Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by an Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments.
Investment in a Subsidiary by the RIC Commodity Strategies Fund
The RIC Commodity Strategies Fund will invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investments in its Subsidiary are expected to provide the Underlying Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes-Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary of the RIC Commodity Strategies Fund is managed by RIM and advised by the Underlying Fund’s money managers, and has the same investment objective as the  RIC Commodity Strategies Fund. The Subsidiary of the RIC Commodity Strategies Fund may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them (unlike the  RIC Commodity Strategies Fund, which may not invest without limitation in such investments). However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as its Underlying Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by its Underlying Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Underlying Fund is the sole shareholder of its Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
By investing in its Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with its Subsidiary's investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Underlying Fund. Although the Underlying Fund may enter into commodity-linked derivative instruments directly, the Underlying Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that RIM or a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, an Underlying Fund’s investment in its Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.
Subject to its investment management agreement with the Subsidiary, RIM may select money managers for the Subsidiary, allocate Subsidiary assets among money managers, oversee the money managers and evaluate their performance results. The Subsidiary’s money managers, if any, select the individual portfolio securities for the assets assigned to them. Neither RIM nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RIFUS, pursuant to which RIFUS provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund.
The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as its Underlying Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. However, the Underlying Fund wholly owns and controls its Subsidiary, and the Underlying Fund and its Subsidiary are managed by RIM, making it unlikely that the Subsidiary will take action contrary to the interests of its Underlying Fund and the Underlying Fund’s shareholders. The Underlying Fund's Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including the Underlying Fund’s investment in its Subsidiary, and the Underlying Fund’s role as sole shareholder of its Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or its Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Underlying Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The  Funds and Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the  Funds or Underlying Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund or an Underlying Fund to an obligation to another party. The  Funds and Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options and Futures. The  Funds and Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's or an Underlying Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the  Funds and Underlying Funds may also use those instruments, provided that their use is consistent with the Funds' or Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the  Funds or Underlying Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's or an Underlying Fund's permitted investment strategies).

Options on Securities and Indexes. Each of the Funds and Underlying Funds may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's or an Underlying Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund or Underlying Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund or an Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund or an Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund or Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund or an Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.

A Fund or an Underlying Fund, except for the RIC Unconstrained Total Return, RIC Commodity Strategies and RIC Multi-Strategy Income Funds, will write call options and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund or Underlying Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund or Underlying Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option that is not legally required to cash settle is covered if the Fund or Underlying Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the strike price of the put written, or (2) less than the strike price of the put written, provided the difference is maintained by the Fund or Underlying Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund or Underlying Fund segregates liquid assets in an amount at least equal in value to the Fund's or Underlying Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund or an Underlying Fund expires out of the money, the Fund or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital loss (long- or short-term depending on whether the Fund's or Underlying Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund or an Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund or Underlying Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund or Underlying Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Fund or Underlying Fund. The premium received for an option written by a Fund or an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund or an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund or Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund or an Underlying Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund or Underlying Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund or an Underlying Fund seeks to close out an option position. If a Fund or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund or an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund or an Underlying Fund, the Fund or Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund or Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund or Underlying Fund is covered by an option on the same index purchased by the Fund or Underlying Fund, movements in the index may result in a loss to the Fund or Underlying Fund; however, such losses may be mitigated by changes in the value of the Fund's or Underlying Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund or an Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's or an Underlying Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund or an Underlying Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund or an Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund or an Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since this conduct came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund or an Underlying Fund.

A Fund or an Underlying Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's or Underlying Fund's securities or the price of the securities which the Fund or Underlying Fund intends to purchase. In addition, a Fund or an Underlying Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund or an Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund or an Underlying Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund or an Underlying Fund from liquidating an unfavorable position and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund or an Underlying Fund, the Fund or Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's or Underlying Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund or Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund or Underlying Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund or an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund or Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund or an Underlying Fund, but is instead a settlement between the Fund or Underlying Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund or Underlying Fund will mark-to-market its open futures positions.
A Fund or an Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund or Underlying Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund or Underlying Fund realizes a capital gain, or if it is more, the Fund or Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund or Underlying Fund realizes a capital gain, or if it is less, the Fund or Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts.

A Fund or an Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund or an Underlying Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's or Underlying Fund's daily marked-to-market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund or an Underlying Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund or an Underlying Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Underlying Fund would treat the futures contract as being cash-settled for purposes of determining the Underlying Fund’s segregation requirements. A Fund or an Underlying Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds and Underlying Funds, other than the RIC Commodity Strategies Fund, are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's or Underlying Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's or Underlying Fund's net assets, after taking into account unrealized profits and losses on those positions.  RIM is registered as a commodity pool operator with the CFTC with regard to the RIC Commodity Strategies Fund.  Therefore, this Fund is not subject to the limitations on investments in futures, options and swaps discussed above.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund or an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund or an Underlying Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund or an Underlying Fund from liquidating an unfavorable position and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds or Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The  Funds or Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' or Underlying Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund or an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund or Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The  Funds or Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The  Funds or Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The  Funds or Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The  Funds and Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund's or Underlying Funds' investment objectives and strategies. The  Funds or Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require the Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. In order to assure that a Fund's or an Underlying Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the  Funds or Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's or Underlying Fund's commitments with respect to these contracts. The  Funds or Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the  Funds or Underlying Funds' portfolio securities are or are expected to be denominated. A Fund's or an Underlying Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund or an Underlying Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund or an Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The  Funds or Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' or Underlying Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund or an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund or Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's or Underlying Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund or Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund or an Underlying Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund or an Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the  Funds or Underlying Funds.
The cost to a Fund or an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund or an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund or an Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's or an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund or Underlying Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s or RIM's special skills and experience with respect to such instruments and usually depends on the money manager’s or RIM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund or an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund or an Underlying Fund is engaged in that strategy.
A Fund's or an Underlying Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund or Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's or an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds and Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the  Funds or Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds and Underlying Funds may also enter into swap agreements for investment purposes. When a Fund or an Underlying Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The  Funds and Underlying Funds may enter into several different types of swap agreements, including equity index, interest rate, credit default, currency and recovery lock swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The  Funds and Underlying Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund or an Underlying Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of a Fund's or an Underlying Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that a Fund or an Underlying Fund enters into swaps not legally required to be settled on a net basis, the amount maintained in a segregated account will be the full notional amount of the a Fund's or Underlying Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. For credit default swaps, liquid assets in the amount at least equal to the following will be segregated: (1) if a Fund or an Underlying Fund is the seller of a credit default swap with physical settlement, the notional amount of the contract minus any amounts owed to the Fund or Underlying Fund, (2) if a Fund or an Underlying Fund is the seller of a credit default swap with cash settlement, the notional amount of the contract minus the market value of the reference instrument and (3) if a Fund or an Underlying Fund is the purchaser of a credit default swap, any accrued but unpaid amounts owed by the Fund or Underlying Fund to the swap counterparty. If there is a default by the other party to such a transaction, a Fund or an Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction.
The  Funds and Underlying Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The  Funds and Underlying Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund or Underlying Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund or an Underlying Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund or Underlying Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the  Funds or Underlying Funds or the ability of the  Funds or Underlying Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the  Funds or Underlying Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the  Funds or Underlying Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any  Funds or Underlying Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the  Funds or Underlying Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated may negatively impact a Fund's or an Underlying Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or an Underlying Fund or its Counterparties’ on-exchange and OTC trading may impact that a Fund's or Underlying Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of Fund's or an Underlying Fund's investments and cost of doing business, which could adversely affect investors.
The  Funds and Underlying Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund or an Underlying Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund or an Underlying Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund or an Underlying Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund or an Underlying Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund or an Underlying Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The Counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund or an Underlying Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund or an Underlying Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund or Underlying Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund or Underlying Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund or an Underlying Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund or Underlying Fund would be subject to investment exposure on the notional amount of the swap.

The Underlying Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case an Underlying Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Underlying Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where an Underlying Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Underlying Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund or an Underlying Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund or an Underlying Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and Counterparty risk. A Fund or an Underlying Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund or an Underlying Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund or an Underlying Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund or Underlying Fund.
If the creditworthiness of a Fund's or an Underlying Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund or Underlying Fund. To limit the Counterparty risk involved in uncleared swap agreements, the Funds and Underlying Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds or Underlying Funds will be able to do so, the Funds and Underlying Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds and Underlying Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund or an Underlying Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the  Funds or Underlying Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' or Underlying Funds' risk of loss consists of the net amount of interest payments that the  Funds or Underlying Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the  Funds or Underlying Fund to increased costs or margin requirements.
The Underlying Fixed Income Funds may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
The  Funds and Underlying Fixed Income Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
The Underlying Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by the Underlying Funds to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  The Underlying Funds will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide the Underlying Funds exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and the Underlying Funds have the ability to trade in and out of long and short positions within the swap.  Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Underlying Funds are contractually obligated to make. If the other party to an equity swap defaults, the Underlying Fund’s risk of loss consists of the net amount of payments that each Underlying Fund is contractually entitled to receive, if any.
Index Swap Agreements. The  Funds and Underlying Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' or Underlying Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund or Underlying Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's or Underlying Fund's net assets.

Structured Notes. The RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent an Underlying Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Underlying Fund’s holdings in an effort to monitor the Underlying Fund’s interest rate risk.
Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Bloomberg Commodity Index Total Return (formerly, the Dow Jones – UBS Commodity Index Total Return), which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer.
Uncovered Options Transactions. The RIC Unconstrained Total Return, RIC Commodity Strategies and RIC Multi-Strategy Income Funds may write options that are not covered (or so called “naked options”). When an Underlying Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When an Underlying Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The RIC Unconstrained Total Return, RIC Commodity Strategies and RIC Multi-Strategy Income Funds may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at an Underlying Fund’s option specified securities at a specified price. An Underlying Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by an Underlying Fund may also be referred to as “put” options. A stand-by commitment is not transferable by an Underlying Fund, although an Underlying Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, an Underlying Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. An Underlying Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to an Underlying Fund upon its exercise of a stand-by commitment is normally (i) the Underlying Fund’s acquisition cost of the securities (excluding any accrued interest which the Underlying Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Underlying Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. An Underlying Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, an Underlying Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in an Underlying Fund’s portfolio will not exceed 1/2 of 1% of the value of the Underlying Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by an Underlying Fund would be valued at zero in determining net asset value. Where an Underlying Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Underlying Fund.
The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to an Underlying Fund.
Custodial Receipts and Trust Certificates. The RIC Unconstrained Total Return and RIC Commodity Strategies Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, an Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if an Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Taxes
Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and Fund distributions would be treated by shareholders as taxable dividend income to the extent of the Fund’s earnings and profits.
Diversification Requirements and Investor Control. Each Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

Under current U.S. tax law, if a contract holder has excessive control over the investments made by a Fund or an Underlying Fund, the contract holder, rather than the insurance company separate account, will be treated as the owner of the Fund shares and taxed currently on income and gains from the Fund. In other words, in such a case of “investor control” the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities. The application of the investor control doctrine and, in particular, the limitations that it imposes in a fund of funds context, are not entirely certain. Future guidance might pose additional restrictions on the Funds and could be applied retroactively. Such an event may have an adverse impact on the Funds and the contract holders.
Effect of Foreign Investments on Distributions. Certain Underlying Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.
Certain Underlying Funds may qualify for and make an election to pass through to shareholders the ability to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata share of any qualified foreign taxes paid by the Underlying Fund. Shareholders would be required to treat their pro rata share of such foreign taxes as having been distributed to them. An Underlying Fund will qualify for the election in any given taxable year if, at the close of such taxable year, more than 50% of its total asset value consists of stock or other securities of foreign corporations. A Fund may pass through foreign tax credits from an Underlying Fund provided that at least 50% of the Fund’s assets at the end of each quarter of its taxable year consists of investments in other regulated investment companies.
Investment in PFIC Securities. If an Underlying Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”), the Underlying Fund intends to mark-to-market these securities and recognize any gain (as ordinary income) at the end of its fiscal year. Any mark-to-market losses and any losses from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years.
Shareholders of PFICs may, under certain circumstances in which the mark to market treatment described above is not available, be subject to a deferred interest charge pursuant to section 1291 of the Code. Any such charges, if imposed on an Underlying Fund, would result in taxation at the level of the Underlying Fund.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products, certain tax-exempt entities, or certain other insurance-dedicated regulated investment companies.
Tax Treatment of Commodity-Linked Swaps and Structured Notes. The IRS has issued rulings that provide that in order for a fund such as the RIC Commodity Strategies Fund to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income.
However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps, and other commodity-linked derivative instruments, including commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund intends to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in its Subsidiary, commodity-linked swaps and other commodity-linked derivative instruments. The IRS recently issued a revenue procedure which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Underlying Fund’s income inclusions with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.  There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Underlying Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Underlying Fund were unable to treat its income from commodity-linked notes and its Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

The Subsidiary is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Underlying Fund will be required to include as ordinary income annually amounts earned by its Subsidiary during that year. Furthermore, the Underlying Fund, as a regulated investment company, will be required to distribute its Subsidiary’s income, whether or not its Subsidiary makes a distribution to the Underlying Fund during the taxable year. Any losses of the Subsidiary will generally only be available to offset any income of the Subsidiary in the same year. Payments to a Subsidiary of U.S. source income and (effective January 1, 2019) gross proceeds from U.S. source interest- and dividend-bearing securities will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Pursuant to an intergovernmental agreement between the United States and the Cayman Islands, the Subsidiary may be deemed compliant, and therefore not subject to the withholding tax, if it complies with applicable Cayman regulatory requirements. Detailed guidance as to the mechanics and scope of this new reporting and withholding regime is continuing to develop.
Tax Consequences to Shareholders. Since it is expected that the shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
At December 31, 2016, none of the Funds had capital losses available for carryforwards.

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD –– Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a distressed debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
SHORT-TERM RATINGS
MOODY’S:
Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
FITCH:
Short Term Ratings
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Financial Statements
The 2016 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.
The 2016 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investments Services at 1-800-787-7354.

Appendix
At March 31, 2017, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
BALANCED STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 91.17%
BALANCED STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 6.90%
EQUITY GROWTH STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 74.74%
EQUITY GROWTH STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 22.60%
GROWTH STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 89.00%
GROWTH STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 9.13%
MODERATE STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 91.12%
MODERATE STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 5.22%
At March 31, 2017, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
BALANCED STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 91.17%
EQUITY GROWTH STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 74.74%
GROWTH STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 89.00%
MODERATE STRATEGY FUND - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING N13NW 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 91.12%
For information with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.
The Trustees and officers of RIF, as a group, own less than 1% of any Class of any Fund.
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